UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06135

Templeton Institutional Funds

(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923

(Address of principal executive offices) Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: (954) 527-7500_

Date of fiscal year end: _12/31__

Date of reporting period:  12/31/15_

Item 1. Reports to Stockholders.

Annual Report
December 31, 2015

Templeton Institutional Funds

Emerging Markets Series
Foreign Equity Series
Foreign Smaller Companies Series
Global Equity Series

Franklin Templeton Investments

Contents
Annual Report
Economic and Market Overview	2
Emerging Markets Series	3
Foreign Equity Series	9
Foreign Smaller Companies Series	17
Global Equity Series	23
Financial Highlights and Statements of Investments	30
Financial Statements	51
Notes to Financial Statements	57
Report of Independent Registered Public Accounting Firm	69
Tax Information	70
Board Members and Officers	72
Shareholder Information	77

ftinstitutional.com Not part of the annual report 1

Annual Report

Economic and Market Overview

The global economy expanded moderately during the 12 months under review. As measured by the MSCI World Index, stocks in global developed markets overall were nearly unchanged for the year amid some positive developments. Weighing on global stocks at times were worries about China’s slowing economy and tumbling stock market, declining commodity prices, geopolitical tensions between Russia and Turkey, and ongoing uncertainty over the U.S. Federal Reserve’s (Fed’s) timing for raising interest rates. Toward period-end, equity markets recovered somewhat as the Fed increased its federal funds target range for the first time in nine years, alleviating some uncertainty about a change in U.S. monetary policy. During the year, oil prices declined sharply largely due to increased global supply that exceeded demand. Gold and other commodity prices also fell. The U.S. dollar appreciated against most currencies during the period, which reduced returns of many foreign assets in U.S. dollar terms.

U.S. economic growth slowed in 2015’s first quarter but strengthened in 2015’s second quarter amid healthy consumer spending. The third and fourth quarters were less robust as exports slowed and state and local governments reduced their spending. At its December meeting, the Fed increased its target range for the federal funds rate to 0.25%–0.50%, as policymakers cited the labor market’s considerable improvement and were reasonably confident that inflation would move back to the Fed’s 2% medium-term objective. Furthermore, the Fed raised its forecast for 2016 U.S. economic growth and lowered its unemployment projections.

In Europe, U.K. economic growth gained momentum from the services sector, but the economy slowed in 2015 compared with 2014. The eurozone grew moderately and generally benefited during the period from lower oil prices, a weaker euro that supported exports, the European Central Bank’s (ECB’s) accommodative policy and expectations of further ECB stimulus. Although the eurozone’s annual inflation rate declined early in the period, it rose slightly during the rest of the period. The ECB maintained its benchmark interest rates although it reduced its bank deposit rate in December, seeking to boost the region’s slowing growth.

Japan’s economy continued to grow in 2015’s first quarter. After a decline in the second quarter of 2015, it expanded in the third quarter as capital expenditures improved. The Bank of Japan took several actions during the reporting period, including maintaining its monetary policy, lowering its economic growth and inflation forecasts, and reorganizing its stimulus program to increase exposure to long-term government bonds and exchange-traded funds.

In emerging markets, economic growth generally moderated. China’s economy grew at a less robust pace in 2015 than in 2014, but domestic demand continued to account for a greater portion of gross domestic product (GDP). In the third quarter, Brazil’s and Russia’s quarterly GDPs continued to contract but at slower rates compared with the second quarter. Despite moderating growth in some emerging market countries, India, the Czech Republic and Mexico showed signs of improvement. In China, the government’s intervention to cool domestic stock market speculation and the central bank’s effective currency devaluation led to a severe slump in emerging market stocks from June through August. China’s additional monetary and fiscal stimulus measures to support economic growth aided emerging market stocks in October, but weak commodity prices and terrorist attacks in Beirut and Paris hindered stocks toward period-end. Markets recovered somewhat after the Fed increased its federal funds target rate in December, alleviating some uncertainty about the direction of U.S. monetary policy. Central bank actions varied across emerging markets during the 12 months under review, as some banks raised interest rates in response to rising inflation and weakening currencies, while others lowered interest rates to promote economic growth. In the recent global environment, emerging market stocks overall, as measured by the MSCI Emerging Markets Index, fell for the 12-month period.

The foregoing information reflects our analysis and opinions as of December 31, 2015. The information is not a complete analysis of every aspect of any market, country, industry or fund. Statements of fact are from sources considered reliable.

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Emerging Markets Series

This annual report for Emerging Markets Series (Fund) covers the fiscal year ended December 31, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in securities issued by “emerging market companies,” as defined in the Fund’s prospectus.

Investment Strategy

Our investment strategy employs a fundamental research, value-oriented, long-term approach. We focus on the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential.

We also consider a company’s profit and loss outlook, balance sheet strength, cash flow trends and asset value in relation to the current price. Our analysis considers the company’s corporate governance behavior as well as its position in its sector, the economic framework and political environment.

Performance Overview

The Fund had a -18.88% cumulative total return for the 12 months under review. In comparison, the Standard & Poor’s®/International Finance Corporation Investable (S&P®/IFCI) Composite Index had a -12.38% total return, and the MSCI Emerging Markets (EM) Index had a -14.60% total return during the same period.1 The indexes measure global emerging market stock performance. Please note index performance information is provided for reference and we do not attempt to track an index but rather undertake investments on the basis of fundamental research. The Fund’s return reflects the effect of fees and expenses for professional management, while an index does not have such costs. In addition, an index is not subject to investment flows while the Fund is subject to purchases and redemptions that could impact performance. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 6.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to ftinstitutional.com or call a Franklin Templeton Institutional Services representative at (800) 321-8563.

Manager’s Discussion

During the year under review, the Fund remained diversified among different emerging market countries. Consistent with our long-term investment strategy, we viewed market corrections in China and other emerging markets in the context of a long-term uptrend. We continued to monitor global economic and market developments while seeking to minimize risk and to establish long-term positions in quality companies at share prices we considered more attractive.

Key detractors from the Fund’s absolute performance during the 12-month reporting period included positions in Itau Unibanco Holding, MTN Group and MGM China Holdings.

Itau Unibanco, one of Brazil’s largest financial conglomerates, continued to produce solid operating performance despite the country’s difficult economic environment. However, investor concerns about the potential for deteriorating asset quality and higher loan-loss provisions weighed on share price performance. The Brazilian financial market as a whole came under pressure during the reporting period, further hurting Itau Unibanco’s shares. Falling prices for energy and other commodities coincided with an economic recession, rising unemployment and political uncertainty, leading to equity weakness and currency depreciation. Standard & Poor’s downgrade of the country’s long-term foreign currency sovereign credit rating to below investment grade in September heightened market anxiety.

1. Source: Morningstar.
The indexes are unmanaged and include reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the
Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 31.

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EMERGING MARKETS	SERIES

Top 10 Countries
12/31/15
		% of Total
		Net Assets
China		21.6%
India		11.6%
South Africa		10.2%
South Korea		9.5%
Taiwan		9.3%
U.K.		6.3%
Brazil		5.7%
Thailand		4.8%
Hong Kong		3.9%
Belgium		3.4%

MTN Group is Africa’s largest cellular network in subscriber terms. The South Africa-based company’s share price declined following an announcement that the Nigerian Communications Commission imposed a US$5.2 billion fine, which was subsequently reduced to US$3.4 billion. MTN allegedly failed to meet a deadline for disconnecting subscribers identified as unregistered. Disappointing first-half 2015 earnings results amid a weak regional economic backdrop and depreciation of regional currencies also hurt share price performance. Although third-quarter corporate results showed some improvement in the company’s operations in South Africa, issues in the Nigerian market continued to weigh on overall operations. The resignation of the company’s chief executive officer and concerns about potential challenges in the company’s cash repatriation from Nigeria further pressured investor sentiment.

MGM China Holdings is a Hong Kong-listed casino gaming and entertainment business based in Macau. Shares of casino gaming companies, including MGM China’s, fell during the reporting period due to investor concerns about declining numbers of high-spending customers, a result of China’s anti-corruption campaign. Reduced dividend distributions also hurt overall sentiment in the casino gaming sector. However, despite weak revenue trends, MGM China reported slightly better-than-expected second- and third-quarter earnings results as the company achieved greater operating efficiencies.

Amid a challenging market environment, several Fund holdings performed well. Key contributors to absolute performance during the reporting period included NetEase, Tencent Holdings and Anheuser-Busch InBev.

China’s Internet sector has been growing rapidly and could benefit further from the government’s “Internet Plus” strategy, which is designed to integrate the Internet with traditional businesses to support the country’s economic growth. NetEase is one of the largest companies in China’s online gaming market. It also has presence in online advertising, email and e-commerce. The company’s strong corporate results in 2015, driven by its mobile gaming operations, and plans to release new games in 2016 boosted the company’s share price to a record high in December.

Tencent is one of the world’s largest and most widely used Inter-net service portals. Founded in 1998 to provide instant messenger services, the company rapidly grew into a provider of mass media, entertainment, and Internet and mobile phone value-added services in China and internationally. Tencent reported solid earnings in 2015, supported by strong mobile gaming and advertising revenues.

Anheuser-Busch InBev is the world’s largest brewer by volume, with operations in 25 countries globally. The Belgium-listed company produces, markets, distributes and sells over 200 beer and other malt beverage brands, as well as produces and distributes soft drinks, notably in Latin America. In November, Anheuser-Busch InBev reached an agreement to acquire SABMiller, the second-largest global brewer, which would substantially extend the group’s global footprint. The transaction is expected to be completed in 2016’s second half and was positively received by the market, bolstering the company’s share price.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2015, the U.S. dollar rose in value relative to most currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure.

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EMERGING MARKETS SERIES

Top 10 Holdings
12/31/15
Company	% of Total
Sector/Industry, Country	Net Assets
Unilever PLC	6.3%
Personal Products, U.K.
Naspers Ltd., N	6.1%
Media, South Africa
TSMC (Taiwan Semiconductor Manufacturing Co.) Ltd.	5.5%
Semiconductors & Semiconductor Equipment, Taiwan
Brilliance China Automotive Holdings Ltd.	4.3%
Automobiles, China
Tencent Holdings Ltd.	4.2%
Internet Software & Services, China
Anheuser-Busch InBev NV	3.4%
Beverages, Belgium
Tata Consultancy Services Ltd.	3.2%
IT Services, India
Baidu Inc., ADR	2.9%
Internet Software & Services, China
China Mobile Ltd.	2.6%
Wireless Telecommunication Services, China
Samsung Electronics Co. Ltd.	2.6%
Technology Hardware, Storage & Peripherals,
South Korea

In the past 12 months, we increased the Fund’s holdings in South Korea, Taiwan and Hong Kong as we sought to invest in opportunities we considered attractive. Additionally, we initiated investments in certain countries, notably Russia, Mexico and Cambodia. In sector terms, we increased investments largely in information technology, consumer discretionary and health care.2 Key purchases included new positions in Baidu, China’s leading Internet search engine; Hon Hai Precision Industry, a leading Taiwanese electronics manufacturing services provider; and SK Hynix, one of the world’s largest DRAM (dynamic random access memory) makers.

Conversely, we reduced the Fund’s investments in Thailand, South Africa and China primarily through China H shares to focus on companies we considered to be more attractively valued within our investment universe and to raise funds for share redemptions.3 We also made some sales in India and eliminated exposures to certain countries, notably Turkey. In sector terms, we reduced holdings largely in financials, energy, materials and industrials.4 Key sales included trimming the Fund’s positions in Siam Commercial Bank, a Thai bank; Remgro, a South African conglomerate with interests in finance, health care, food and industrials; and Tata Motors, an Indian automobile manufacturer.

Thank you for your continued participation in Emerging Markets Series. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

2. The information technology sector comprises electronic equipment, instruments and components; Internet software and services; IT services; semiconductors and semi-
conductor equipment; software; and technology hardware, storage and peripherals in the SOI. The consumer discretionary sector comprises auto components; automobiles;
distributors; hotels, restaurants and leisure; Internet and catalog retail; media; and textiles, apparel and luxury goods in the SOI. The health care sector comprises bio-
technology and pharmaceuticals in the SOI.
3. “China H” denotes shares of China-incorporated, Hong Kong Stock Exchange-listed companies with most businesses in China.
4. The financials sector comprises banks, capital markets, diversified financial services, insurance, and real estate management and development in the SOI. The energy sector comprises oil, gas and consumable fuels in the SOI. The materials sector comprises chemicals and construction materials in the SOI. The industrials sector comprises construction and engineering, trading companies and distributors, and transportation infrastructure in the SOI.
See www.franklintempletondatasources.com for additional data provider information.

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EMERGING MARKETS SERIES

Performance Summary as of December 31, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Share Price

Symbol: TEEMX			12/31/15	12/31/14		Change
Net Asset Value (NAV)			$3.65	$4.59	-$	0.94

Distributions[1] (1/1/15–12/31/15)
			Dividend	Long-Term
			Income	Capital Gain		Total
			$0.0553	$0.0179		$0.0732

Performance[2]
						Total Annual
	Cumulative		Average Annual	Value of $1,000,000		Operating
	Total Return[3]		Total Return[4]	Investment[5]		Expenses[6]
						1.32%
1-Year	-18.88%		-18.88%	$811,157
5-Year	-23.45%		-5.21%	$765,492
10-Year	+21.48%	+	1.97%	$1,214,930

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, visit ftinstitutional.com or call a Franklin Templeton Institutional Services representative at (800) 321-8563.

See page 7 for Performance Summary footnotes.

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EMERGING MARKETS SERIES
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $1,000,000 Investment2

Total return represents the change in value of an investment over the periods shown. It includes any Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in emerging markets, of which frontier markets are a subset, involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size, lesser liquidity and lack of established legal, political, business and social frameworks to support securities markets. Because these frameworks are typically even less developed in frontier markets, as well as various factors including the increased potential for extreme price volatility, illiquidity, trade barriers and exchange controls, the risks associated with emerging markets are magnified in frontier mar-
kets. The Fund’s ability to invest in smaller company securities that may have limited liquidity involves additional risks, such as relatively small revenues, limited product lines and small market share. Historically, these stocks have exhibited greater price volatility than larger company stocks, especially over the short term.
The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income and capital gain.
2. The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
3. Cumulative total return represents the change in value of an investment over the periods indicated.
4. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.
5. These figures represent the value of a hypothetical $1,000,000 investment in the Fund over the periods indicated.
6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
7. Source: Morningstar. The S&P/IFCI Composite Index is a free float-adjusted, market capitalization-weighted index designed to measure equity performance of global emerg-
ing markets. The MSCI EM Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance of global emerging markets.
See www.franklintempletondatasources.com for additional data provider information.

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EMERGING MARKETS SERIES

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases, if applicable; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1. Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2. Multiply the result by the number under the heading “Expenses Paid During Period.”

If Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges, if applicable. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
	Value 7/1/15	Value 12/31/15	Period* 7/1/15–12/31/15
Actual	$1,000	$823.70	$6.02
Hypothetical (5% return before expenses)	$1,000	$1,018.60	$6.67

*Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, of 1.31%, multiplied by the aver-
age account value over the period, multiplied by 184/365 to reflect the one-half year period.

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Foreign Equity Series

This annual report for Foreign Equity Series (Fund) covers the fiscal year ended December 31, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in foreign (non-U.S.) equity securities.

Performance Overview

For the 12 months under review, the Fund’s Primary shares had a -2.67% total return. For comparison, the Fund’s benchmark, the MSCI All Country World Index (ACWI) ex USA Index, which measures stock market performance in global developed and emerging markets excluding the U.S, had a -5.25% total return for the period under review.1 The Fund’s other benchmark, the MSCI Europe, Australasia, Far East (EAFE) Index, which measures stock market performance in global developed markets excluding the U.S. and Canada, produced a -0.39% total return.1 Please note index performance information is provided for reference and we do not attempt to track an index but rather undertake investments on the basis of fundamental research. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 13.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For the most recent month-end performance, go to ftinstitutional.com or call a Franklin Templeton Institutional Services representative at (800) 321-8563.

Investment Strategy

We employ a bottom-up, value-oriented, long-term investment strategy. We focus on the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. We also consider a company’s price/earnings ratio, profit margins and liquidation value.

Manager’s Discussion

During the tumultuous past year, international stocks initially appreciated before succumbing in the third quarter to fears about U.S. Federal Reserve (Fed) tightening, emerging market instability, China’s economic weakness and a deepening commodity decline. International stocks staged a patchy and partial recovery throughout the final months of 2015 but ultimately ended the year lower, with a narrow group of high-growth, high-quality, low-risk issues outperforming value-oriented and economically cyclical stocks.

In this difficult environment, the Fund performed better than its benchmark, the MSCI ACWI ex USA Index, supported by stock selection. In particular, our bottom-up stock selection helped relative gains in financials, a major contributor to performance versus the benchmark during the year.2 SwissRe, the world’s second-largest reinsurer, was one of the portfolio’s top performers, rallying to the highest levels in more than a decade following a benign year for natural weather events and successful operational and financial management. German financial market operator Deutsche Boerse also contributed as heightened financial market volatility boosted revenues and new management announced a restructuring plan focused on product

1. Source: Morningstar.
The indexes are unmanaged and include reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the
Fund’s portfolio.
2. The financials sector comprises banks, capital markets, diversified financial services, insurance, real estate management and development, and thrifts and mortgage finance in the SOI.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 36.

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Annual Report

FOREIGN EQUITY SERIES

innovation and new growth markets. Deutsche Boerse has been a successful investment, having nearly doubled since we initially identified it as a bargain in early 2013. The stock at period-end was approaching what we considered fair value and we continued to monitor the investment for potential attractive exit opportunities. More broadly, the financials sector represented attractive value, in our analysis, particularly in Europe. We believe falling provisions, easing regulatory pressures and eventual turns in the business and interest-rate cycles should support book value and earnings recoveries in the restructured sector.

Stock selection and an underweighting in materials also contributed to relative performance.3 For example, Irish building materials firm CRH delivered strong absolute gains as firmer demand in key markets like the U.S. and Europe improved the company’s earnings outlook. Restructuring and cost-saving initiatives have been well executed thus far, in our opinion, and CRH stands to benefit from the acquisition of assets divested as a regulatory requirement of a merger between competitors. Within the materials sector more broadly, we continued to find what we considered only select values. In general, construction materials firms are highly sensitive to wider economic trends, and we believe valuations have begun to reflect expected earnings improvements as major western property markets recover. Elsewhere, chemicals stocks looked generally expensive to us with margins near cyclical peaks and new capacity negatively impacting industry pricing. The mining industry also suffered from significant excess capacity following the unprecedented investment boom in China. Although the sector began to look more interesting to us following extreme weakness, bottom-up bargains remained highly selective, in our analysis.

Although stock selection in health care detracted from relative performance, an overweighting in the strong sector led to an overall positive relative result.4 A major contributor was an off-benchmark position in Israeli generic pharmaceuticals firm Teva Pharmaceutical Industries. Teva shares gained after the firm announced a strategic partnership with Japanese drug maker Takeda Pharmaceuticals and the sale of equity to fund the purchase of Allergan’s generic drug business. We remained positive on the latter acquisition, which we believed would bolster Teva’s position as the world’s largest generic drug maker and give it greater negotiating power with governments and health insurers. We viewed this deal as more favorable than Teva’s recently abandoned takeover attempt of U.S. generic

Portfolio Breakdown
12/31/15
% of Total
Sector/Industry	Net Assets
Banks	13.5%
Pharmaceuticals	11.8%
Insurance	9.1%
Oil, Gas & Consumable Fuels	8.2%
Diversified Telecommunication Services	4.8%
Automobiles	3.7%
Auto Components	3.1%
Wireless Telecommunication Services	3.1%
Technology Hardware, Storage & Peripherals	3.1%
Construction Materials	3.1%
Industrial Conglomerates	3.0%
Energy Equipment & Services	2.8%
Semiconductors & Semiconductor Equipment	2.3%
Other	25.6%
Short-Term Investments & Other Net Assets	2.8%

drug firm Mylan. By comparison, we believe the Allergan deal avoids the uncertainty of a hostile takeover, ensures a quicker closing, represents a better asset acquisition and should be easier to integrate given management synergies. More broadly in health care, major pharmaceuticals firms have been rallying and the industry has been trading at a slight premium to the broader market. Biotechnology stocks have also become broadly more expensive, though we continued to find select opportunities among firms where we believe growth and innovation were still being underestimated.

The positive effects of stock selection overcame an unfavorable overweighting in energy and a detractive underweighting in consumer discretionary.5 Although the timing for recovery in the broader energy sector remained uncertain, at year-end oil traded near the cash cost of production, a very depressed level reached only a few times in the past 25 years. In our opinion, these types of prices should continue to accelerate the supply adjustment, ultimately restoring balance at a level that encourages continued investment in the production necessary to meet global demand over the long term. We found fewer bargains in consumer discretionary, where we began to selectively reduce exposure following a strong rally amid consumer-led recoveries

3. The materials sector comprises chemicals, construction materials, and containers and packaging in the SOI.
4. The health care sector comprises health care equipment and supplies, health care providers and services, life sciences tools and services, and pharmaceuticals in the SOI.
5. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI. The consumer discretionary sector comprises auto compo-
nents, automobiles, household durables, multiline retail and specialty retail in the SOI.

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FOREIGN EQUITY SERIES

in major western economies. Within this diverse sector, Japa-nese auto maker Nissan Motor finished among the Fund’s top contributors during the year after management raised full-year profit guidance following Japanese yen weakness and improving sales volumes in the U.S. Nissan remained lowly valued based on our analysis, and looked well positioned for continued earnings improvement given a favorable model cycle, attractive emerging market exposure and positive operating leverage as capacity utilization improves.

Turning to detractors, a significant underweighting in the resilient consumer staples sector notably detracted.6 We found few opportunities in the sector, which has become the most expensive in at least a decade on nearly all major metrics, including earnings, book value and cash flow multiples, while yielding the lowest dividend since the global financial crisis. Despite the sector’s stable earnings and balance sheet profile, our strategy does not favor richly valued companies in an ultra-competitive industry selling commoditized products at single-digit profit margins. The few bargains we did find in consumer staples were mostly in special situations or restructuring stories. Japanese beverage company Suntory Beverage & Food was a solid performer as it benefited from input cost declines and continued to redeploy capital to growth opportunities in Asia outside of Japan. U.K. retailer Tesco, a notable detractor during the year, was a potential restructuring example. The stock remained under pressure following difficult holiday trading. However, with sentiment at an all-time low, valuation extremely depressed, and progress evident under new management in the form of steadily improving transactions and volume, Tesco appeared to us positioned for a long-term recovery.

Stock selection in telecommunication services also detracted, pressured by Chinese mobile operator China Telecom and Spanish mobile company Telefonica.7 China’s third-largest mobile operator declined during a year when anti-corruption purges led to the resignation of the firm’s chairman. The Chi-nese telecommunications sector more broadly has come under pressure amid a top-down industry reorganization and increasing state intervention. Although Premier Li’s directive to “upgrade speeds and reduce tariffs” has scared some industry observers, we considered Chinese data pricing high, suggesting to us that prices can decline and revenues can still grow as customers begin to consume more data following the rollout of the 4G network. While China Telecom continued to work through

Top 10 Holdings
12/31/15
Company	% of Total
Sector/Industry, Country	Net Assets
Samsung Electronics Co. Ltd.	2.4%
Technology Hardware, Storage & Peripherals,
South Korea
Roche Holding AG	2.3%
Pharmaceuticals, Switzerland
Teva Pharmaceutical Industries Ltd., ADR	2.1%
Pharmaceuticals, Israel
ING Groep NV, IDR	2.0%
Banks, Netherlands
Nissan Motor Co. Ltd.	2.0%
Automobiles, Japan
CRH PLC	1.9%
Construction Materials, Ireland
BNP Paribas SA	1.8%
Banks, France
BP PLC	1.8%
Oil, Gas & Consumable Fuels, U.K.
Bayer AG	1.8%
Pharmaceuticals, Germany
GlaxoSmithKline PLC	1.7%
Pharmaceuticals, U.K.

numerous changes internally and in the broader industry, we believed the net effect of restructuring could be positive over the long term and we were encouraged by the company’s recent strong operating momentum. Telefonica declined primarily due to continued concerns about the company’s Latin American exposure. Despite recent economic and political difficulties, results during the year confirmed solid operational progress and an improving market position in the important region. Tele-fonica has taken major steps to streamline and focus its operations where it has the best growth opportunities, exiting ancillary European markets and using cash to reduce debt and improve its market position in Brazil, Spain and Germany. With Spain exiting recession and the commercial environment in Brazil likely to improve over our investment horizon, we believed Telefonica appeared well positioned for the long term.

From a regional standpoint, stock selection and an overweighting in Europe contributed to relative performance, while stock selection and an underweighting in Asia detracted, pressured by an underweighting and stock selection in Japan, one of the world’s top performing major equity markets in 2015.

6. The consumer staples sector comprises beverages, and food and staples retailing in the SOI.
7. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI.
See www.franklintempletondatasources.com for additional data provider information.

ftinstitutional.com Annual Report 11

FOREIGN EQUITY SERIES

It is also important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2015, the U.S. dollar rose in value relative to most currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure.

A critical insight we have gleaned through six decades of investing in global equity markets is that returns seem to accrue to value intermittently. Our style of investing has historically provided positive performance over a long-term investment horizon. But, it has rarely been a steady appreciation. At Templeton, we buy on pessimism, and the market can remain at odds with our portfolios for a considerable stretch. However, empirical evidence has shown that when the value cycle turns, it does so swiftly and abruptly. We believe being properly positioned for these turns is essential to capturing the long-term benefits of the value investment discipline. We have been witnessing historical extremes in the discount afforded to value relative to growth, quality and safety. Although this environment has been, and may remain, painful for some time, we believe the eventual normalization of these extremes represents the most compelling opportunity in equity markets today, and we have sought to position our portfolio accordingly.

Thank you for your continued participation in Foreign Equity Series. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

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FOREIGN EQUITY SERIES

Performance Summary as of December 31, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses on the sale of Fund shares.

Net Asset Value

Share Class (Symbol)			12/31/15	12/31/14		Change
Primary (TFEQX)			$19.05	$20.05	-$	1.00
Service (TFESX)			$19.11	$20.11	-$	1.00

Distributions[1] (1/1/15–12/31/15)

			Dividend
Share Class			Income
Primary			$0.4679
Service			$0.4397

Performance[2]
						Total Annual
	Cumulative		Average Annual	Value of $1,000,000		Operating
Share Class	Total Return[3]		Total Return[4]	Investment[5]		Expenses[6]
Primary						0.78%
1-Year	-2.67%		-2.67%	$973,268
5-Year	+14.54%	+	2.75%	$1,145,362
10-Year	+44.41%	+	3.74%	$1,444,085
Service						0.93%
1-Year	-2.80%		-2.80%	$971,958
5-Year	+13.68%	+	2.60%	$1,136,797
Since Inception (9/18/06)	+25.12%	+	2.44%	$1,251,177

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, visit ftinstitutional.com or call a Franklin Templeton Institutional Services representative at (800) 321-8563.

See page 15 for Performance Summary footnotes.

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FOREIGN EQUITY SERIES
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $1,000,000 Investment2

Total return represents the change in value of an investment over the periods shown. It includes any Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

See page 15 for Performance Summary footnotes.

14 Annual Report ftinstitutional.com

FOREIGN EQUITY SERIES
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
2. The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
3. Cumulative total return represents the change in value of an investment over the periods indicated.
4. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.
5. These figures represent the value of a hypothetical $1,000,000 investment in the Fund over the periods indicated.
6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
7. Source: Morningstar. The MSCI ACWI ex USA Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance of global developed and emerging markets, excluding the U.S. The MSCI EAFE Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance of global developed markets excluding the U.S. and Canada.
8. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.
See www.franklintempletondatasources.com for additional data provider information.

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FOREIGN EQUITY SERIES

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases, if applicable; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1. Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2. Multiply the result by the number under the heading “Expenses Paid During Period.”

If Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges, if applicable. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 7/1/15	Value 12/31/15	Period* 7/1/15–12/31/15
Primary Shares
Actual	$1,000	$920.50	$3.78
Hypothetical (5% return before expenses)	$1,000	$1,021.27	$3.97
Service Shares
Actual	$1,000	$918.80	$4.50
Hypothetical (5% return before expenses)	$1,000	$1,020.52	$4.74

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (Primary Shares: 0.78% and Service Shares: 0.93%), multiplied by the average account value over the period, multiplied by 184/365 for to reflect the one-half year period.

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Foreign Smaller Companies Series

This annual report for Foreign Smaller Companies Series (Fund) covers the fiscal year ended December 31, 2015. Effective at the market close on December 10, 2013, the Fund closed to new investors. Existing shareholders may add to their accounts. We believe this closure can help us manage the inflow of assets and allow us to effectively manage our current level of assets.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of smaller companies located outside the U.S., including emerging markets.

Geographic Breakdown

Based on Total Net Assets as of 12/31/15

Performance Overview

The Fund delivered a +1.88% cumulative total return for the 12-month period under review. In comparison, the MSCI All Country World Index (ACWI) ex USA Small Cap Index, which measures performance of global developed and emerging market small-cap equities, excluding the U.S., generated a +2.95% total return.1 Please note index performance information is provided for reference and we do not attempt to track the index but rather undertake investments on the basis of fundamental research. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 20.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to ftinstitutional.com or call a Franklin Templeton Institutional Services representative at (800) 321-8563.

Investment Strategy

When choosing equity investments, we apply a bottom-up, value-oriented, long-term approach, focusing on the market price of a company’s securities relative to our evaluation of the company’s long-term (typically five years) earnings, asset value and cash flow potential. We also consider a company’s price/earnings ratio, profit margins, liquidation value and other factors.

Portfolio Breakdown

12/31/15

% of Total
Net Assets
Machinery	9.3%
Electronic Equipment, Instruments & Components	7.0%
Auto Components	6.7%
Household Durables	5.9%
Capital Markets	5.6%
Leisure Products	5.4%
Textiles, Apparel & Luxury Goods	5.1%
Real Estate Management & Development	3.8%
Personal Products	3.1%
Energy Equipment & Services	2.9%
Banks	2.7%
Food & Staples Retailing	2.6%
Technology Hardware, Storage & Peripherals	2.5%
Pharmaceuticals	2.3%
Food Products	2.3%
Software	2.3%
Professional Services	2.2%
Specialty Retail	2.2%
Commercial Services & Supplies	2.1%
Life Sciences Tools & Services	2.0%
Containers & Packaging	2.0%
Other	14.5%
Short-Term Investments & Other Net Assets	5.5%

1. Source: Morningstar.
The index is unmanaged and includes reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the
Fund’s portfolio.
See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 41.

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FOREIGN SMALLER COMPANIES SERIES

Manager’s Discussion

Several holdings performed well and contributed to the Fund’s absolute performance during the year under review. Greggs, a vertically integrated U.K. retail baker that owns and operates its supply chain and distribution network, is a leading player in the food-on-the-go sandwich and savories market. Greggs reported strong financial results during the period, attributable to new product offerings and renovated stores, indicating that its products are resonating with customers. We believe that as the U.K. economy improves, the company could benefit from customers who dine out but are open to exploring other dining options. We were pleased to see management executing well on its turnaround strategy and believed it could benefit Greggs’s revenue without significant increases in store count.

Amer Sports is a Finland-based sporting goods company with revenues diversified across several product areas, including winter sports equipment, apparel and footwear, ball sports and fitness equipment. During the period, Amer announced its acquisition of Louisville Slugger, a baseball goods brand. This acquisition does not add substantially to group sales, but it was Amer’s first meaningful acquisition since its acquisition of mountain sports apparel and equipment brand Salomon in 2005. Amer expected its acquisition of Louisville Slugger to have little effect on its fiscal-year 2015 margins but to potentially contribute to fiscal-year 2016 profitability.

Kobayashi Pharmaceutical manufactures and sells pharmaceuticals and other products in Japan and internationally, with half of its products commanding greater-than-50% market share in Japan. Its shares performed well following news that U.S. medical device firm C.R. Bard agreed to buy Kobayashi Pharmaceutical’s 50% stake in Medicon, which distributes medical device products in Japan. Additionally, Kobayashi’s sales benefited from the many Chinese tourists who visited Japan and bought the company’s products due to perceived quality, better packaging and product safety.

In contrast, several holdings detracted from the Fund’s absolute performance during the year. The share price of Canada-based HudBay Minerals, an integrated copper, zinc and gold producer with assets in North and Central America, declined due to commodity market weakness. However, domestic operations continued to progress, with production on new projects increasing and on track to contribute meaningfully to cash flow over the next few years. The company was also nearing an end to a heavy capital investment phase and was positioned to considerably increase its total output. We believe its value was not adequately reflected in the recent price.

Top 10 Holdings
12/31/15
Company	% of Total
Sector/Industry, Country	Net Assets
Rational AG	2.0%
Machinery, Germany
Techtronic Industries Co. Ltd.	2.0%
Household Durables, Hong Kong
Kobayashi Pharmaceutical Co. Ltd.	2.0%
Personal Products, Japan
Gerresheimer AG	2.0%
Life Sciences Tools & Services, Germany
Huhtamaki OYJ	2.0%
Containers & Packaging, Finland
Amer Sports OYJ	2.0%
Leisure Products, Finland
Aalberts Industries NV	2.0%
Machinery, Netherlands
Greggs PLC	2.0%
Food & Staples Retailing, U.K.
Tsumura & Co.	1.6%
Pharmaceuticals, Japan
MEITEC Corp.	1.6%
Professional Services, Japan

South Korea-based BNK Financial Group’s shares under-performed amid a tepid South Korean equity market whose performance was negatively affected by currency weakness during the year. Furthermore, the company’s decision to increase capital by issuing new shares hindered stock performance. However, BNK’s operating performance improved, and we believe the company’s focus away from growth and toward profitability and risk reduction is a positive development.

Hong Kong-based VTech Holdings, one of the world’s largest manufacturers and distributors of cordless phones and electronic learning products (ELPs), also detracted from the Fund’s absolute performance. In our long-term view, VTech’s scale and cost competitiveness make it well positioned to maintain its leading position in the U.S. and expand sales in Europe and Asia. We believe new ELP platform launches may potentially drive growth, as VTech can benefit from the “age compression” trend, whereby its preschool-focused products appeal to children at a younger age. In our analysis, the company’s high dividend payout, which management indicated would likely increase, combined with a high return on equity and an absence of debt, could support shares.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment

18 Annual Report

ftinstitutional.com

FOREIGN SMALLER COMPANIES SERIES

traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2015, the U.S. dollar rose in value relative to most currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure.

Thank you for your continued participation in Foreign Smaller Companies Series. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

ftinstitutional.com Annual Report 19

FOREIGN SMALLER COMPANIES SERIES

Performance Summary as of December 31, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unreal-
ized gains or losses.

Share Price

Symbol: TFSCX			12/31/15	12/31/14		Change
Net Asset Value			$20.90	$20.80	+	0.10

Distributions[1] (1/1/15–12/31/15)
			Dividend	Long-Term
			Income	Capital Gain		Total
			$0.2779	$0.0213		$0.2992

Performance[2]
						Total Annual
	Cumulative		Average Annual	Value of $1,000,000		Operating
	Total Return[3]		Total Return[4]	Investment[5]		Expenses[6]
						0.98%
1-Year	+1.88%	+	1.88%	$1,018,783
5-Year	+29.83%	+	5.36%	$1,298,286
10-Year	+106.92%	+	7.54%	$2,069,192

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current per-
formance may differ from figures shown. For most recent month-end performance, visit ftinstitutional.com or call a Franklin Templeton Institutional Services representative at (800) 321-8563.

See page 21 for Performance Summary footnotes.

20 Annual Report

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $1,000,000 Investment2

Total return represents the change in value of an investment over the periods shown. It includes any Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

All investments involve risks, including possible loss of principal. The Fund invests in foreign securities, which can involve exposure to currency volatility and political, economic and regulatory uncertainty. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. The Fund’s investments in smaller company stocks carry special risks as such stocks have historically exhibited greater price volatility than large company stocks, particularly over the short term. Additionally, smaller companies often have relatively small revenues, limited product lines and small market share. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results.
The Fund’s prospectus also includes a description of the main investment risks.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income and capital gain.
2. The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
3. Cumulative total return represents the change in value of an investment over the periods indicated.
4. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.
5. These figures represent the value of a hypothetical $1,000,000 investment in the Fund over the periods indicated.
6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
7. Source: Morningstar. The MSCI ACWI ex USA Small Cap Index is a free float-adjusted, market capitalization-weighted index that is designed to measure performance of small cap equity securities of global developed and emerging markets, excluding the U.S.
See www.franklintempletondatasources.com for additional data provider information.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases, if applicable; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1. Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2. Multiply the result by the number under the heading “Expenses Paid During Period.”

If Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges, if applicable. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
	Value 7/1/15	Value 12/31/15	Period* 7/1/15–12/31/15
Actual	$1,000	$943.50	$4.80
Hypothetical (5% return before expenses)	$1,000	$1,020.27	$4.99
*Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, of 0.98%, multiplied by the aver-
age account value over the period, multiplied by 184/365 to reflect the one-half year period.

22 Annual Report ftinstitutional.com

Global Equity Series

This annual report for Global Equity Series (Fund) covers the fiscal year ended December 31, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies located anywhere in the world, including emerging markets.

Performance Overview

For the 12 months under review, the Fund had a -3.43% cumulative total return. For comparison, the Fund’s benchmark, the MSCI All Country World Index (ACWI), which measures stock market performance in global developed and emerging markets, had a -1.84% total return.1 Please note index performance information is provided for reference and we do not attempt to track an index but rather undertake investments on the basis of fundamental research. You can find the Fund’s long-term performance data in the Performance Summary on page 27.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For the most recent month-end performance, go to ftinstitutional.com or call a Franklin Templeton Institutional Services representative at (800) 321-8563.

Investment Strategy

We employ a bottom-up, value-oriented, long-term investment strategy. Our in-depth fundamental research evaluates a company’s potential to grow earnings, asset value and/or cash flow. We also consider a company’s price/earnings ratio, profit margins and liquidation value.

Manager’s Discussion

During the tumultuous past year, global stocks hit record highs before succumbing in the third quarter to fears about U.S. Federal Reserve (Fed) tightening, emerging market instability and commodities weakness. Stocks staged a patchy and partial recovery throughout the final months of 2015 but ultimately ended the year modestly down, with a narrow group of high-growth, high-quality, low-risk issues outperforming value-priced and economically cyclical stocks.

Consumer holdings negatively impacted performance during the year, pressured by an underweighting and stock selection in consumer staples and stock selection in consumer discretionary.2 From the former sector, shares of U.K. retailer Tesco fell following difficult holiday trading. However, with sentiment at an all-time low, valuations extremely depressed and progress evident under new management in the form of steadily improving transactions and volume, Tesco appeared to us positioned for a long-term recovery. The limited bargains we found in consumer staples tended to be among special situations or restructuring stories like Tesco. The sector more broadly has become the most expensive in at least a decade on nearly all major metrics, including earnings, book value and cash flow multiples, while yielding the lowest dividend since the global financial crisis. Despite the sector’s stable earnings and balance sheet profile, our strategy does not favor richly valued companies in an ultra-competitive industry selling commoditized products at single-digit profit margins.

We found more abundant bargains in consumer discretionary, where we believe the market underestimated the organic growth potential and the significant restructuring opportunities evident across the media, retail and automotive industries. U.S. fashion retailer Michael Kors Holdings (sold by period-end) and U.S. department store Macy’s came under pressure during the year. The former fell after posting a surprise sales decline in its primary North American market and issuing a disappointing forecast. Macy’s share price declined from record highs in the

1. Source: Morningstar.
The index is unmanaged and includes reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the
Fund’s portfolio.
2. The consumer staples sector comprises food and staples retailing in the SOI. The consumer discretionary sector comprises auto components, automobiles, household durables, media, multiline retail and specialty retail in the SOI.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 47.

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GLOBAL EQUITY SERIES

latter half of the year as numerous issues ranging from changing consumer preferences to unseasonable weather to currency headwinds resulted in weaker-than-expected sales. The company has been an innovator in new sales formats and technology optimization, as well as rewarding shareholders through generous buybacks and dividends, and we believed near-term pressures on the stock seem overdone. In our analysis, bargains in the consumer discretionary sector more broadly have become increasingly limited, especially among U.S. retailers following a multi-year, consumer-led U.S. economic rebound.

Stock selection in energy helped relative returns, though our overweighted allocation to the weak sector led it to detract overall.3 Although the timing for recovery in the broader energy sector remained uncertain, at year-end oil traded near the cash cost of production, a very depressed level realized only a few times in the past 25 years. In our opinion, these types of prices should continue to accelerate the supply adjustment, ultimately restoring balance at a level that encourages continued investment in the production necessary to meet global demand over the long term. U.S. oil and gas producer Chesapeake Energy was a major laggard, declining as the rout in hydrocarbon prices continued. Although we believed the stock would likely remain depressed in an environment of low oil and gas prices, we were pleased to see Chesapeake making progress in the things that it can control, including lowering costs, increasing drilling efficiencies and selling assets to shore up its balance sheet. In our analysis, the company’s stock is cheap with the potential to appreciate strongly over a long-term horizon once the cycle turns.

Stock selection in telecommunication services and an underweighting in information technology (IT) also detracted.4 From the former sector, China Telecom, China’s third-largest mobile operator, declined during a year when anti-corruption purges led to the resignation of the firm’s chairman. The Chinese telecommunications sector more broadly came under pressure amid a top-down industry reorganization and increasing state intervention. Although Premier Li’s directive to “upgrade speeds and reduce tariffs” scared some industry observers, we considered Chinese data pricing high, suggesting to us that prices can decline and revenues can still grow as customers begin to consume more data following the rollout of the 4G network. While China Telecom continued to work through numerous changes internally and in the broader industry, we believed the net effect of restructuring could be positive over the long term, and we

Portfolio Breakdown
12/31/15
% of Total
Sector/Industry	Net Assets
Banks	12.4%
Pharmaceuticals	9.9%
Oil, Gas & Consumable Fuels	8.1%
Insurance	7.0%
Software	4.3%
Media	4.0%
Biotechnology	3.7%
Energy Equipment & Services	3.3%
Diversified Telecommunication Services	3.3%
Automobiles	3.3%
Food & Staples Retailing	3.2%
Technology Hardware, Storage & Peripherals	3.1%
Wireless Telecommunication Services	2.6%
Capital Markets	2.0%
Other	26.1%
Short-Term Investments & Other Net Assets	3.7%

were encouraged by the company’s recent strong operating momentum. In IT, an off-benchmark position in U.S. acoustic components manufacturer Knowles declined following a manufacturing blunder that caused the firm to briefly lose out on microphone sales to Apple, its largest customer. Having fixed the problem and won back the business, Knowles looked to us well positioned to benefit from its leading scale and research and development capabilities. Elsewhere in the sector, U.S. technology giants Microsoft and Alphabet (formerly, Google) finished among the Fund’s top contributors.

An overweighted position and stock selection in health care notably contributed to relative performance during the year, led by Israeli generic drug maker Teva Pharmaceutical Industries and U.S.-based specialty pharmaceuticals firm Allergan.5 The main catalyst for both stocks’ strong performance was a third-quarter deal in which Teva agreed to buy Allergan’s generics business to create one of the world’s largest pharmaceuticals companies. We believed the transaction was mutually beneficial, giving Teva market-leading scale and cost-reduction opportunities in a highly competitive market, and providing Allergan the ability to reduce debt and focus on its core

3. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI.
4. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI. The IT sector comprises communications equipment, IT services, semiconductors and semiconductor equipment, and software in the SOI.
5. The health care sector comprises biotechnology, health care equipment and supplies, health care providers and services, life sciences tools and services, and pharmaceut-
icals in the SOI.

24 Annual Report

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portfolio of lucrative brand-name drugs following a spree of major acquisitions. Additionally, Allergan received a takeover bid from Pfizer during the year, which aided stock performance. More broadly in health care, major pharmaceuticals firms have been rallying and the industry has been trading at a slight premium to the broader market. Biotechnology stocks have also become broadly more expensive, though we continued to find select opportunities among firms where we believe growth and innovation were still being underestimated.

Stock selection in financials and materials also contributed.6 From the former sector, German financial market operator Deutsche Boerse gained as heightened volatility boosted revenues and new management announced a restructuring plan focused on product innovation and new growth markets. Deutsche Boerse has been a successful investment, having nearly doubled since we initially identified it as a bargain in early 2013. The stock at period-end was what we considered fair value, and we continued to monitor the investment for potential attractive exit opportunities. In the materials sector, Irish building materials firm CRH delivered strong gains as firmer demand in key markets like the U.S. and Europe improved the company’s earnings outlook. Restructuring and cost-saving initiatives have been well executed thus far, in our opinion, and CRH stands to benefit from the acquisition of assets divested as a regulatory requirement of a merger between competitors. Within the materials sector more broadly, we have continued to find what we considered only selective values. In general, construction materials firms are highly sensitive to wider economic trends, and we believe valuations have begun to reflect expected earnings improvements as major western property markets recover. Elsewhere, chemicals stocks looked generally expensive to us with margins near cyclical peaks and new capacity negatively impacting industry pricing. The mining industry also suffered from significant excess capacity following an unprecedented investment boom in China. Although the sector began to look attractively valued to us following extreme weakness, bottom-up bargains remained highly selective, in our analysis.

From a regional standpoint, stock selection and an unfavorable underweighting in the strong U.S. market detracted, while stock selection and a favorable overweighting in Europe contributed. Although an even-weighted exposure to Asia contributed slightly, stock selection led the region to lag overall. In particular, stock selection and an underweighting in a strong

Top 10 Holdings
12/31/15
Company	% of Total
Sector/Industry, Country	Net Assets
Microsoft Corp.	2.4%
Software, U.S.
Samsung Electronics Co. Ltd.	2.3%
Technology Hardware, Storage & Peripherals,
South Korea
Teva Pharmaceutical Industries Ltd., ADR	2.0%
Pharmaceuticals, Israel
Allergan PLC	1.9%
Pharmaceuticals, U.S.
Citigroup Inc.	1.8%
Banks, U.S.
JPMorgan Chase & Co.	1.8%
Banks, U.S.
Gilead Sciences Inc.	1.7%
Biotechnology, U.S.
Alphabet Inc., A	1.6%
Internet Software & Services, U.S.
BNP Paribas SA	1.5%
Banks, France
Nissan Motor Co. Ltd.	1.5%
Automobiles, Japan

Japanese market and stock selection in China pressured relative returns.

It is also important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. The U.S. dollar appreciated against most foreign currencies during the period, and the portfolio benefited from underweighted positions in markets with especially weak currencies, such as Canada and Brazil.

A critical insight we have gleaned through six decades of investing in global equity markets is that returns seem to accrue to value intermittently. Our style of investing has historically provided positive performance over a long-term investment horizon. But, it has rarely been a steady appreciation. At

6. The financials sector comprises banks, capital markets, diversified financial services, insurance, and thrifts and mortgage finance in the SOI. The materials sector com-
prises chemicals, construction materials, containers and packaging, and metals and mining in the SOI.
See www.franklintempletondatasources.com for additional data provider information.

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GLOBAL EQUITY SERIES

Templeton, we buy on pessimism, and the market can remain at odds with our portfolios for a considerable stretch. However, empirical evidence has shown that when the value cycle turns, it does so swiftly and abruptly. We believe being properly positioned for these turns is essential to capturing the long-term benefits of the value investment discipline. We have been witnessing historical extremes in the discount afforded to value relative to growth, quality and safety. Although this environment has been, and may remain, painful for some time, we believe the eventual normalization of these extremes represents the most compelling opportunity in equity markets today, and we have sought to position our portfolio accordingly.

Thank you for your continued participation in Global Equity Series. We look forward to serving your future investment needs.

Peter A. Nori, CFA

Antonio T. Docal, CFA

Cindy L. Sweeting, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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GLOBAL EQUITY SERIES

Performance Summary as of December 31, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Share Price

Symbol: TGESX			12/31/15	12/31/14		Change
Net Asset Value			$8.73	$9.64	-$	0.91

Distributions[1] (1/1/15–12/31/15)
			Dividend	Long-Term
			Income	Capital Gain		Total
			$0.1559	$0.4589		$0.6148

Performance
						Total Annual
	Cumulative		Average Annual	Value of $1,000,000		Operating
	Total Return[2]		Total Return[3]	Investment[4]		Expenses[5]
						0.81%
1-Year	-3.43%		-3.43%	$965,686
5-Year	+44.43%	+	7.63%	$1,444,295
Since Inception (3/31/08)	+31.02%	+	3.55%	$1,310,240

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, visit ftinstitutional.com or call a Franklin Templeton Institutional Services representative at (800) 321-8563.

See page 28 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $1,000,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income and capital gain.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.
4. These figures represent the value of a hypothetical $1,000,000 investment in the Fund over the periods indicated.
5. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Source: Morningstar. The MSCI ACWI is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance of global developed and emerging markets.
See www.franklintempletondatasources.com for additional data provider information.

28 Annual Report

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases, if applicable; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1. Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2. Multiply the result by the number under the heading “Expenses Paid During Period.”

If Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges, if applicable. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
	Value 7/1/15	Value 12/31/15	Period* 7/1/15–12/31/15
Actual	$1,000	$926.30	$3.98
Hypothetical (5% return before expenses)	$1,000	$1,021.07	$4.18

*Expenses are calculated using the most recent six-month annualized expense ratio, of 0.82%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

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TEMPLETON INSTITUTIONAL FUNDS

Financial Highlights
Emerging Markets Series
		Year Ended December 31,
	2015	2014	2013	2012	2011
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$4.59	$7.31	$10.49	$10.48	$16.70
Income from investment operations[a]:
Net investment income[b]	0.04	0.12 [c]	0.13	0.22	0.27
Net realized and unrealized gains (losses)	(0.90)	(0.70)	(0.13)	1.38	(1.88)
Total from investment operations	(0.86)	(0.58)	—	1.60	(1.61)
Less distributions from:
Net investment income	(0.06)	(0.19)	(0.13)	(0.32)	(0.30)
Net realized gains	(0.02)	(1.95)	(3.05)	(1.27)	(4.31)
Total distributions	(0.08)	(2.14)	(3.18)	(1.59)	(4.61)
Net asset value, end of year	$3.65	$4.59	$7.31	$10.49	$10.48

Total return	(18.88)%	(8.01)%	0.72%	15.77%	(12.02)%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.33%	1.32%	1.32%	1.28%	1.34%
Expenses net of waiver and payments by affiliates	1.32%	1.32%	1.29%	1.24%	1.32%
Net investment income	0.83%	1.74%[c]	1.23%	1.99%	1.74%

Supplemental data
Net assets, end of year (000’s)	$71,434	$101,861	$165,216	$249,190	$272,364
Portfolio turnover rate	69.65%	78.18%	52.07%	24.31%	9.48%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.03 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 1.33%.

30 Annual Report | The accompanying notes are an integral part of these financial statements.

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TEMPLETON INSTITUTIONAL FUNDS

Statement of Investments, December 31, 2015
Emerging Markets Series
	Industry	Shares	Value
Common Stocks 89.6%
Argentina 0.1%
[a]Grupo Clarin SA, B, GDR, Reg S	Media	2,337	$42,066
Belgium 3.4%
Anheuser-Busch InBev NV	Beverages	19,754	2,454,770
Brazil 0.9%
BM&F BOVESPA SA	Diversified Financial Services	32,700	89,907
CETIP SA Mercados Organizados	Capital Markets	9,600	90,891
M Dias Branco SA	Food Products	16,500	277,027
Mahle-Metal Leve SA Industria e Comercio	Auto Components	2,700	16,872
Totvs SA	Software	20,400	159,819
			634,516
Cambodia 1.2%
NagaCorp Ltd	Hotels, Restaurants & Leisure	1,412,000	892,731
China 21.6%
[b]Baidu Inc., ADR	Internet Software & Services	10,795	2,040,687
Brilliance China Automotive Holdings Ltd	Automobiles	2,426,000	3,048,875
China Construction Bank Corp., H	Banks	1,599,900	1,096,168
China Life Insurance Co. Ltd., H	Insurance	251,000	812,901
China Mobile Ltd	Wireless Telecommunication Services	162,500	1,834,642
China Petroleum and Chemical Corp., H	Oil, Gas & Consumable Fuels	1,552,500	935,488
COSCO Pacific Ltd	Transportation Infrastructure	131,700	145,122
Dah Chong Hong Holdings Ltd	Distributors	514,100	258,703
[c]Inner Mongolia Yitai Coal Co. Ltd., B	Oil, Gas & Consumable Fuels	70,800	64,641
NetEase Inc., ADR	Internet Software & Services	3,708	672,038
PetroChina Co. Ltd., H	Oil, Gas & Consumable Fuels	893,200	586,619
Poly Culture Group Corp. Ltd., H	Media	67,200	183,821
Tencent Holdings Ltd	Internet Software & Services	152,900	3,012,565
Uni-President China Holdings Ltd	Food Products	939,800	722,723
			15,414,993
Hong Kong 3.9%
Dairy Farm International Holdings Ltd	Food & Staples Retailing	123,919	753,427
MGM China Holdings Ltd	Hotels, Restaurants & Leisure	755,800	945,951
Sands China Ltd	Hotels, Restaurants & Leisure	308,400	1,052,519
			2,751,897
Hungary 0.4%
Richter Gedeon Nyrt	Pharmaceuticals	16,490	312,272
India 11.6%
Biocon Ltd	Biotechnology	156,108	1,221,626
Dr. Reddy’s Laboratories Ltd	Pharmaceuticals	22,833	1,072,080
ICICI Bank Ltd	Banks	281,650	1,111,813
Infosys Ltd	IT Services	53,873	899,477
Oil & Natural Gas Corp. Ltd	Oil, Gas & Consumable Fuels	84,500	308,548
Reliance Industries Ltd	Oil, Gas & Consumable Fuels	60,300	924,084
Tata Chemicals Ltd	Chemicals	47,500	288,021
Tata Consultancy Services Ltd	IT Services	61,586	2,266,784
[b]Tata Motors Ltd., A	Automobiles	43,698	190,978
			8,283,411
Indonesia 3.2%
Astra International Tbk PT	Automobiles	2,768,600	1,204,830

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STATEMENT O F INVESTMENTS

Emerging Markets Series (continued)

	Industry	Shares	Value
Common Stocks (continued)
Indonesia (continued)
Bank Danamon Indonesia Tbk PT	Banks	1,659,700	$385,207
Semen Indonesia (Persero) Tbk PT	Construction Materials	811,100	670,647
			2,260,684
Mexico 0.5%
America Movil SAB de CV, L, ADR	Wireless Telecommunication Services	22,300	313,538
Nemak SAB de CV	Auto Components	48,800	66,001
			379,539
Pakistan 1.2%
Habib Bank Ltd	Banks	452,600	863,329
Philippines 0.3%
Bloomberry Resorts Corp	Hotels, Restaurants & Leisure	2,581,800	249,790
Russia 1.1%
[a,b]Mail.ru Group Ltd., GDR, Reg S	Internet Software & Services	16,931	381,794
[b]Yandex NV, A	Internet Software & Services	27,100	426,012
			807,806
Singapore 0.1%
DBS Group Holdings Ltd	Banks	7,200	84,751
South Africa 10.2%
Massmart Holdings Ltd	Food & Staples Retailing	32,702	211,460
MTN Group Ltd	Wireless Telecommunication Services	118,252	1,016,140
Naspers Ltd., N	Media	31,871	4,369,024
Remgro Ltd	Diversified Financial Services	106,455	1,687,940
			7,284,564
South Korea 9.5%
Bukwang Pharmaceutical Co. Ltd	Pharmaceuticals	804	17,412
Daelim Industrial Co. Ltd	Construction & Engineering	9,923	566,517
Fila Korea Ltd	Textiles, Apparel & Luxury Goods	9,846	790,823
Hankook Tire Co. Ltd	Auto Components	5,800	232,185
Hyundai Development Co	Construction & Engineering	25,770	850,734
iMarketkorea Inc	Trading Companies & Distributors	14,100	303,520
Interpark Corp	Internet & Catalog Retail	1,800	16,923
KT Skylife Co. Ltd	Media	51,530	758,497
Samsung Electronics Co. Ltd	Technology Hardware, Storage & Peripherals	1,702	1,824,642
SK Hynix Inc	Semiconductors & Semiconductor Equipment	54,190	1,417,790
			6,779,043
Taiwan 9.3%
Catcher Technology Co. Ltd	Technology Hardware, Storage & Peripherals	43,000	360,554
Hon Hai Precision Industry Co. Ltd	Electronic Equipment, Instruments & Components	636,200	1,561,701
Largan Precision Co. Ltd	Electronic Equipment, Instruments & Components	3,000	206,890
Pegatron Corp	Technology Hardware, Storage & Peripherals	255,000	557,784
Taiwan Semiconductor Manufacturing Co. Ltd	Semiconductors & Semiconductor Equipment	909,000	3,949,052
			6,635,981
Thailand 4.8%
Kasikornbank PCL, fgn	Banks	164,200	681,318
Kiatnakin Bank PCL, fgn	Banks	274,500	276,176
Land and Houses PCL, fgn	Real Estate Management & Development	1,358,400	356,283

32 Annual Report

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STATEMENT O F INVESTMENTS

Emerging Markets Series (continued)

	Industry	Shares	Value
Common Stocks (continued)
Thailand (continued)
PTT Exploration and Production PCL, fgn	Oil, Gas & Consumable Fuels	158,900	$252,485
PTT PCL, fgn	Oil, Gas & Consumable Fuels	29,700	201,132
Siam Commercial Bank PCL, fgn	Banks	83,300	276,280
Thai Beverage PCL, fgn	Beverages	2,819,300	1,371,971
			3,415,645
United Kingdom 6.3%
Unilever PLC	Personal Products	103,601	4,468,844
Total Common Stocks (Cost $63,813,092)			64,016,632
[d]Participatory Notes (Cost $279,812) 0.4%
Saudi Arabia 0.4%
[e]Deutsche Bank AG/London, Samba Financial Group, 144A, 9/27/16	Banks	41,316	257,093
Preferred Stocks 4.8%
Brazil 4.8%
Banco Bradesco SA, ADR, pfd	Banks	354,300	1,704,183
Itau Unibanco Holding SA, ADR, pfd	Banks	267,842	1,743,651
Total Preferred Stocks (Cost $4,354,036)			3,447,834
Total Investments before Short Term Investments
(Cost $68,446,940)			67,721,559
Short Term Investments (Cost $3,729,378) 5.2%
Money Market Funds 5.2%
United States 5.2%
[b,f]Institutional Fiduciary Trust Money Market Portfolio		3,729,378	3,729,378
Total Investments (Cost $72,176,318) 100.0%			71,450,937
Other Assets, less Liabilities (0.0)%†			(17,011)
Net Assets 100.0%			$71,433,926

See Abbreviations on page 67.

†Rounds to less than 0.1% of net assets.
aSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2015, the aggregate value of these securities was $423,860, representing 0.59% of net assets.
bNon-income producing.
cAt December 31, 2015, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund is restricted from trading this security at year end.
dSee Note 1(c) regarding Participatory Notes.
eSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees.
fSee Note 3(d) regarding investments in affiliated management investment companies.

ftinstitutional.com The accompanying notes are an integral part of these financial statements. | Annual Report 33

TEMPLETON INSTITUTIONAL FUNDS

Financial Highlights
Foreign Equity Series
		Year Ended December 31,
	2015	2014	2013	2012	2011
Primary Shares
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$20.05	$22.72	$19.60	$17.04	$20.06
Income from investment operations[a]:
Net investment income[b]	0.45	0.74 [c]	0.45	0.48	0.55
Net realized and unrealized gains (losses)	(0.98)	(2.27)	3.36	2.68	(2.74)
Total from investment operations	(0.53)	(1.53)	3.81	3.16	(2.19)
Less distributions from:
Net investment income	(0.47)	(0.79)	(0.44)	(0.58)	(0.53)
Net realized gains	—	(0.35)	(0.25)	(0.02)	(0.30)
Total distributions	(0.47)	(1.14)	(0.69)	(0.60)	(0.83)
Net asset value, end of year	$19.05	$20.05	$22.72	$19.60	$17.04

Total return	(2.67)%	(6.78)%	19.51%	18.55%	(10.90)%

Ratios to average net assets
Expenses	0.78%[d,e]	0.78%[d,e]	0.79%	0.80%	0.79%
Net investment income	2.16%	3.27%[c,d]	2.12%	2.66%	2.77%

Supplemental data
Net assets, end of year (000’s)	$5,077,937	$6,210,850	$6,815,920	$5,820,506	$5,364,372
Portfolio turnover rate	16.16%	14.97%	15.89%	11.94%	9.91%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.29 per share received in the form of special dividends paid in connection with certain Fund’ holdings. Excluding these amounts, the ratio of net investment income to average net assets would have been 2.00%
dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

34 Annual Report | The accompanying notes are an integral part of these financial statements.

ftinstitutional.com

		TEMPLETON INSTITUTIONAL FUNDS
			FINANCIAL H IGHLIGHTS

Foreign Equity Series (continued)
		Year Ended December 31,
	2015	2014	2013	2012	2011
Service Shares
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$20.11	$22.79	$19.62	$17.02	$20.03
Income from investment operations[a]:
Net investment income[b]	0.36	0.71 [c]	0.48	0.55	0.52
Net realized and unrealized gains (losses)	(0.92)	(2.28)	3.30	2.59	(2.73)
Total from investment operations	(0.56)	(1.57)	3.78	3.14	(2.21)
Less distributions from:
Net investment income	(0.44)	(0.76)	(0.36)	(0.52)	(0.50)
Net realized gains	—	(0.35)	(0.25)	(0.02)	(0.30)
Total distributions	(0.44)	(1.11)	(0.61)	(0.54)	(0.80)
Net asset value, end of year	$19.11	$20.11	$22.79	$19.62	$17.02

Total return	(2.80)%	(6.95)%	19.31%	18.45%	(11.06)%

Ratios to average net assets
Expenses	0.93%[d]	0.93%[d]	0.94%	0.95%	0.94%
Net investment income	2.01%	3.12%[c]	1.97%	2.51%	2.62%

Supplemental data
Net assets, end of year (000’s)	$12,525	$6,985	$7,705	$19,637	$61,202
Portfolio turnover rate	16.16%	14.97%	15.89%	11.94%	9.91%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.29 per share received in the form of special dividends paid in connection with certain Fund’ holdings. Excluding these amounts, the ratio of net investment income to average net assets would have been 1.85%
dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

ftinstitutional.com

The accompanying notes are an integral part of these financial statements. | Annual Report 35

TEMPLETON INSTITUTIONAL FUNDS

Statement of Investments, December 31, 2015

Foreign Equity Series
	Industry	Shares/Rights	Value
Common Stocks and Other Equity
Interests 97.3%
Brazil 0.4%
Embraer SA, ADR	Aerospace & Defense	697,472	$20,603,323
Canada 1.0%
Suncor Energy Inc	Oil, Gas & Consumable Fuels	1,993,460	51,475,740
China 6.7%
China Life Insurance Co. Ltd., H	Insurance	14,675,000	47,527,145
China Mobile Ltd	Wireless Telecommunication Services	4,617,440	52,131,378
China Telecom Corp. Ltd., H	Diversified Telecommunication Services	122,824,040	57,686,562
CRRC Corp. Ltd., H	Machinery	30,262,280	37,446,406
GCL-Poly Energy Holdings Ltd	Semiconductors & Semiconductor Equipment	187,873,370	28,362,270
[a]GCL-Poly Energy Holdings Ltd., rts., 1/20/16	Semiconductors & Semiconductor Equipment	37,574,674	242,413
Haier Electronics Group Co. Ltd	Household Durables	20,187,900	40,948,083
Sinopharm Group Co	Health Care Providers & Services	12,010,800	48,197,245
Weichai Power Co. Ltd., H	Machinery	27,424,000	30,395,819
			342,937,321
France 9.7%
AXA SA	Insurance	2,848,040	78,053,633
BNP Paribas SA	Banks	1,652,540	93,756,587
Cie Generale des Etablissements
Michelin, B	Auto Components	841,989	80,394,266
Compagnie de Saint-Gobain	Building Products	1,168,890	50,597,814
Sanofi	Pharmaceuticals	905,549	77,315,094
Technip SA	Energy Equipment & Services	911,227	45,269,432
Total SA, B	Oil, Gas & Consumable Fuels	1,497,443	67,121,543
			492,508,369
Germany 11.6%
Bayer AG	Pharmaceuticals	716,316	90,103,777
Deutsche Boerse AG	Diversified Financial Services	383,970	33,946,744
[a]Deutsche Lufthansa AG	Airlines	2,411,380	38,151,000
Deutsche Post AG	Air Freight & Logistics	726,407	20,480,042
HeidelbergCement AG	Construction Materials	730,080	59,970,395
Infineon Technologies AG	Semiconductors & Semiconductor Equipment	3,398,364	49,853,341
Lanxess AG	Chemicals	539,740	25,022,967
Merck KGaA	Pharmaceuticals	693,688	67,492,659
Metro AG	Food & Staples Retailing	1,535,110	49,291,691
Muenchener Rueckversicherungs-
Gesellschaft AG	Insurance	248,593	49,834,801
SAP SE	Software	728,111	58,037,017
Siemens AG	Industrial Conglomerates	469,020	45,791,430
			587,975,864
Hong Kong 3.1%
AIA Group Ltd	Insurance	5,509,110	33,125,104
Cheung Kong Property Holdings Ltd	Real Estate Management & Development	4,661,243	30,523,033
CK Hutchison Holdings Ltd	Industrial Conglomerates	4,912,243	66,171,387
Swire Pacific Ltd., A	Real Estate Management & Development	2,304,810	26,036,414
			155,855,938
India 0.9%
Housing Development Finance Corp. Ltd	Thrifts & Mortgage Finance	2,451,114	46,786,876
Ireland 1.9%
CRH PLC	Construction Materials	3,344,912	97,174,888

36 Annual Report

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TEMPLETON INSTITUTIONAL FUNDS
STATEMENT O F INVESTMENTS

Foreign Equity Series (continued)

	Industry	Shares/Rights	Value
Common Stocks and Other Equity
Interests (continued)
Israel 2.1%
Teva Pharmaceutical Industries Ltd., ADR	Pharmaceuticals	1,608,249	$105,565,464
Italy 2.7%
Eni SpA	Oil, Gas & Consumable Fuels	3,112,092	46,651,037
Intesa Sanpaolo SpA	Banks	9,379,301	31,461,364
UniCredit SpA	Banks	10,230,190	57,062,912
			135,175,313
Japan 7.2%
Konica Minolta Inc	Technology Hardware, Storage & Peripherals	3,461,800	35,195,471
Nissan Motor Co. Ltd	Automobiles	9,392,400	99,983,991
SoftBank Group Corp	Wireless Telecommunication Services	823,500	42,060,539
Sumitomo Rubber Industries Ltd	Auto Components	2,073,300	27,271,411
Suntory Beverage & Food Ltd	Beverages	1,711,900	75,771,105
[a]Toshiba Corp	Industrial Conglomerates	12,390,000	25,760,315
Toyota Motor Corp	Automobiles	967,020	60,244,151
			366,286,983
Netherlands 6.7%
Akzo Nobel NV	Chemicals	1,071,620	71,798,432
ING Groep NV, IDR	Banks	7,444,590	100,679,238
Koninklijke Philips NV	Industrial Conglomerates	492,355	12,600,374
NN Group NV	Insurance	1,376,300	48,662,441
[a]QIAGEN NV	Life Sciences Tools & Services	1,488,071	40,596,315
[a]SBM Offshore NV	Energy Equipment & Services	3,328,447	42,157,027
TNT Express NV	Air Freight & Logistics	2,876,802	24,343,175
			340,837,002
Norway 2.0%
Statoil ASA	Oil, Gas & Consumable Fuels	2,540,550	35,540,003
Telenor ASA	Diversified Telecommunication Services	4,077,658	68,386,751
			103,926,754
Russia 0.4%
MMC Norilsk Nickel PJSC, ADR	Metals & Mining	1,531,827	19,400,589
Singapore 3.0%
DBS Group Holdings Ltd	Banks	4,432,913	52,179,504
Singapore Telecommunications Ltd	Diversified Telecommunication Services	26,503,160	68,599,053
United Overseas Bank Ltd	Banks	2,450,100	33,885,648
			154,664,205
South Korea 4.9%
Hana Financial Group Inc	Banks	874,412	17,558,026
Hyundai Mobis Co. Ltd	Auto Components	248,666	52,153,193
Hyundai Motor Co	Automobiles	228,595	28,980,146
KB Financial Group Inc	Banks	1,038,739	29,297,970
Samsung Electronics Co. Ltd	Technology Hardware, Storage & Peripherals	115,350	123,661,842
			251,651,177
Spain 1.3%
[a]Repsol SA	Oil, Gas & Consumable Fuels	1,391,876	15,300,684
Telefonica SA	Diversified Telecommunication Services	4,461,781	49,605,049
			64,905,733

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Annual Report

TEMPLETON INSTITUTIONAL FUNDS
STATEMENT O F INVESTMENTS

Foreign Equity Series (continued)

	Industry	Shares/Rights	Value
Common Stocks and Other Equity
Interests (continued)
Sweden 1.0%
Getinge AB, B	Health Care Equipment & Supplies	2,003,891	$52,802,045
Switzerland 7.1%
Credit Suisse Group AG	Capital Markets	3,484,795	75,434,335
Glencore PLC	Metals & Mining	22,365,080	29,826,739
Novartis AG	Pharmaceuticals	605,544	52,456,307
Roche Holding AG	Pharmaceuticals	431,680	119,078,196
Swiss Re AG	Insurance	861,555	84,392,837
			361,188,414
Taiwan 0.7%
Taiwan Semiconductor Manufacturing Co.
Ltd	Semiconductors & Semiconductor Equipment	8,684,492	37,728,836
Thailand 0.9%
Bangkok Bank PCL	Banks	8,838,100	37,408,000
Bangkok Bank PCL, fgn	Banks	1,311,400	5,623,406
			43,031,406
United Kingdom 20.9%
Aviva PLC	Insurance	8,251,199	62,755,167
BAE Systems PLC	Aerospace & Defense	8,812,681	64,895,295
Barclays PLC	Banks	16,489,940	53,204,402
BG Group PLC	Oil, Gas & Consumable Fuels	3,466,230	50,324,137
BP PLC	Oil, Gas & Consumable Fuels	17,558,979	91,618,938
Carillion PLC	Construction & Engineering	4,855,600	21,678,284
GlaxoSmithKline PLC	Pharmaceuticals	4,276,802	86,551,064
HSBC Holdings PLC	Banks	8,676,503	69,186,775
International Consolidated Airlines Group
SA	Airlines	3,844,770	34,597,026
Kingfisher PLC	Specialty Retail	11,711,211	56,877,429
Lloyds Banking Group PLC	Banks	59,075,280	63,624,975
Marks & Spencer Group PLC	Multiline Retail	6,443,320	42,965,021
Petrofac Ltd	Energy Equipment & Services	4,526,410	53,106,745
Rexam PLC	Containers & Packaging	5,714,590	50,917,153
Royal Dutch Shell PLC, B, ADR	Oil, Gas & Consumable Fuels	1,316,701	60,620,914
Sky PLC	Media	3,177,560	52,081,235
Standard Chartered PLC	Banks	5,021,381	41,720,926
[a]Tesco PLC	Food & Staples Retailing	18,561,650	40,901,619
Vodafone Group PLC	Wireless Telecommunication Services	19,862,594	64,700,996
			1,062,328,101
United States 1.1%
ACE Ltd	Insurance	476,660	55,697,721
Total Common Stocks and Other
Equity Interests
(Cost $3,933,883,769)			4,950,508,062

38 Annual Report

ftinstitutional.com

TEMPLETON INSTITUTIONAL FUNDS
STATEMENT O F INVESTMENTS

Foreign Equity Series (continued)
	Shares/Rights	Value
Short Term Investments (Cost $129,523,830) 2.5%
Money Market Funds 2.5%
United States 2.5%
[a,b]Institutional Fiduciary Trust Money Market Portfolio	129,523,830	$129,523,830
Total Investments (Cost $4,063,407,599) 99.8%		5,080,031,892
Other Assets, less Liabilities 0.2%		10,430,298
Net Assets 100.0%		$5,090,462,190

See Abbreviations on page 67.

aNon-income producing.
bSee Note 3(d) regarding investments in affiliated management investment companies.

ftinstitutional.com

The accompanying notes are an integral part of these financial statements. | Annual Report 39

TEMPLETON INSTITUTIONAL FUNDS

Financial Highlights
Foreign Smaller Companies Series
		Year Ended December 31,
	2015	2014	2013	2012	2011
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$20.80	$21.96	$18.31	$15.31	$17.68
Income from investment operations[a]:
Net investment income[b]	0.28	0.25	0.24	0.29	0.29
Net realized and unrealized gains (losses)	0.12	(0.98)	3.82	3.01	(2.29)
Total from investment operations	0.40	(0.73)	4.06	3.30	(2.00)
Less distributions from:
Net investment income	(0.28)	(0.16)	(0.30)	(0.27)	(0.24)
Net realized gains	(0.02)	(0.27)	(0.11)	(0.03)	(0.13)
Total distributions	(0.30)	(0.43)	(0.41)	(0.30)	(0.37)
Net asset value, end of year	$20.90	$20.80	$21.96	$18.31	$15.31

Total return	1.88%	(3.32)%	22.24%	21.56%	(11.30)%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.98%	0.98%	0.99%	1.01%	1.02%
Expenses net of waiver and payments by affiliates	0.98%[c,d]	0.98%	0.98%[c]	0.95%	0.95%
Net investment income	1.28%	1.15%	1.16%	1.70%	1.68%

Supplemental data
Net assets, end of year (000’s)	$1,260,407	$1,281,733	$1,252,797	$495,600	$317,390
Portfolio turnover rate	29.11%	21.36%	23.84%	19.76%	10.44%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of expense reduction rounds to less than 0.01%.
dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

40 Annual Report | The accompanying notes are an integral part of these financial statements.

ftinstitutional.com

TEMPLETON INSTITUTIONAL FUNDS

Statement of Investments, December 31, 2015
Foreign Smaller Companies Series
	Industry	Shares	Value
Common Stocks and Other Equity
Investments 93.6%
Austria 1.0%
Wienerberger AG	Building Products	694,750	$12,897,349
Belgium 1.7%
Barco NV	Electronic Equipment, Instruments & Components	187,070	12,517,415
Ontex Group NV	Personal Products	254,230	9,046,914
			21,564,329
Bermuda 1.2%
Axis Capital Holdings Ltd	Insurance	267,350	15,030,417
Brazil 1.2%
Grendene SA	Textiles, Apparel & Luxury Goods	1,051,800	4,471,902
M Dias Branco SA	Food Products	344,300	5,780,638
Tupy SA	Auto Components	1,020,900	4,819,943
			15,072,483
Canada 5.3%
Badger Daylighting Inc	Construction & Engineering	558,400	9,857,680
Canaccord Genuity Group Inc	Capital Markets	468,638	1,731,179
Dorel Industries Inc., B	Household Durables	463,000	10,486,366
Enerflex Ltd	Energy Equipment & Services	798,900	7,675,400
Ensign Energy Services Inc	Energy Equipment & Services	448,700	2,393,845
Genworth MI Canada Inc	Thrifts & Mortgage Finance	297,200	5,714,971
HudBay Minerals Inc	Metals & Mining	2,387,760	9,165,767
Laurentian Bank of Canada	Banks	162,000	5,656,474
Mullen Group Ltd	Energy Equipment & Services	899,600	9,111,108
Precision Drilling Corp	Energy Equipment & Services	1,111,300	4,394,427
			66,187,217
China 3.0%
AAC Technologies Holdings Inc	Electronic Equipment, Instruments & Components	1,683,500	10,937,108
China ZhengTong Auto Services
Holdings Ltd	Specialty Retail	11,507,000	5,285,694
Goldpac Group Ltd	Technology Hardware, Storage & Peripherals	8,178,000	3,587,698
Kingdee International Software Group
Co. Ltd	Software	25,794,000	11,848,370
Yingde Gases Group Co. Ltd	Chemicals	14,454,500	6,676,917
			38,335,787
Finland 4.0%
Amer Sports OYJ	Leisure Products	848,532	24,858,731
Huhtamaki OYJ	Containers & Packaging	686,640	24,986,400
			49,845,131
France 0.5%
Beneteau	Leisure Products	476,600	6,683,594
Germany 7.0%
Gerresheimer AG	Life Sciences Tools & Services	320,890	25,163,034
Grand City Properties SA	Real Estate Management & Development	843,800	19,605,598
Jenoptik AG	Electronic Equipment, Instruments & Components	689,220	10,773,293
Leoni AG	Auto Components	169,000	6,690,436
Rational AG	Machinery	56,050	25,565,323
			87,797,684

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Annual Report

TEMPLETON INSTITUTIONAL FUNDS
STATEMENT O F INVESTMENTS

Foreign Smaller Companies Series (continued)

	Industry	Shares	Value
Common Stocks and Other Equity
Investments (continued)
Hong Kong 7.1%
EVA Precision Industrial Holdings Ltd	Machinery	38,802,000	$6,909,126
Luk Fook Holdings (International) Ltd	Specialty Retail	3,625,000	7,689,529
Sitoy Group Holdings Ltd	Textiles, Apparel & Luxury Goods	11,750,000	4,912,163
Stella International Holdings Ltd	Textiles, Apparel & Luxury Goods	3,993,562	9,903,842
Techtronic Industries Co. Ltd	Household Durables	6,207,500	25,310,091
Value Partners Group Ltd	Capital Markets	13,913,000	16,255,455
VTech Holdings Ltd	Communications Equipment	1,843,400	19,075,847
			90,056,053
India 1.0%
Dewan Housing Finance Corp. Ltd	Thrifts & Mortgage Finance	1,786,758	6,348,845
Jain Irrigation Systems Ltd	Machinery	5,600,954	5,845,739
			12,194,584
Italy 2.1%
Azimut Holding SpA	Capital Markets	266,624	6,678,644
Interpump Group SpA	Machinery	810,530	12,607,875
Marr SpA	Food & Staples Retailing	363,296	7,529,546
			26,816,065
Japan 16.8%
Aderans Co. Ltd	Personal Products	634,600	4,413,874
Asahi Co. Ltd	Specialty Retail	595,300	6,379,187
Asics Corp	Textiles, Apparel & Luxury Goods	862,000	18,101,319
Capcom Co. Ltd	Software	280,900	6,840,503
Daibiru Corp	Real Estate Management & Development	684,300	5,710,328
Descente Ltd	Textiles, Apparel & Luxury Goods	921,071	11,816,561
Fuji Oil Holdings Inc	Food Products	479,200	7,862,078
Keihin Corp	Auto Components	609,700	10,845,198
Kobayashi Pharmaceutical Co. Ltd	Personal Products	303,400	25,191,830
Koshidaka Holdings Co. Ltd	Hotels, Restaurants & Leisure	332,800	6,049,902
KYB Corp	Auto Components	1,940,000	5,939,681
MEITEC Corp	Professional Services	572,900	19,804,480
Nachi-Fujikoshi Corp	Machinery	2,546,000	11,819,693
Shinko Plantech Co. Ltd	Energy Equipment & Services	723,000	6,003,195
Square Enix Holdings Co. Ltd	Software	400,600	9,782,113
Sumitomo Rubber Industries Ltd	Auto Components	1,121,900	14,757,052
Tokai Rika Co. Ltd	Auto Components	294,000	7,362,536
Tsugami Corp	Machinery	1,254,000	5,498,215
Tsumura & Co	Pharmaceuticals	713,400	20,002,147
Unipres Corp	Auto Components	355,500	8,139,573
			212,319,465
Luxembourg 1.0%
[a]Stabilus SA	Machinery	289,440	12,121,854
Netherlands 6.4%
Aalberts Industries NV	Machinery	718,108	24,797,624
Accell Group NV	Leisure Products	335,775	7,683,155
Arcadis NV	Construction & Engineering	675,300	13,618,256
Beter Bed Holding NV	Specialty Retail	346,400	8,458,707
[a,b]Refresco Group NV, Reg S	Beverages	1,025,750	17,671,544
USG People NV	Professional Services	455,612	8,502,529
			80,731,815

42 Annual Report

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TEMPLETON INSTITUTIONAL FUNDS
STATEMENT O F INVESTMENTS

Foreign Smaller Companies Series (continued)

	Industry	Shares	Value
Common Stocks and Other Equity
Investments (continued)
Norway 1.0%
Tomra Systems ASA	Commercial Services & Supplies	1,181,150	$12,756,409
Philippines 0.9%
Metropolitan Bank & Trust Co	Banks	3,770,516	6,468,333
Vista Land & Lifescapes Inc	Real Estate Management & Development	47,331,300	5,224,851
			11,693,184
Singapore 1.0%
[a]Flextronics International Ltd	Electronic Equipment, Instruments & Components	1,152,130	12,915,377
South Korea 6.5%
Binggrae Co. Ltd	Food Products	134,454	7,836,315
BNK Financial Group Inc	Banks	1,381,164	9,894,752
DGB Financial Group Inc	Banks	1,401,436	11,983,589
[c]Hanon Systems	Auto Components	438,639	19,369,668
[a,c]Hyundai Mipo Dockyard Co. Ltd	Machinery	91,705	4,065,166
KIWOOM Securities Co. Ltd	Capital Markets	184,979	9,758,019
Korea Investment Holdings Co. Ltd	Capital Markets	178,750	7,535,937
Youngone Corp	Textiles, Apparel & Luxury Goods	313,914	11,244,505
			81,687,951
Spain 1.2%
Construcciones y Auxiliar de Ferrocarriles SA	Machinery	29,776	8,263,938
Tecnicas Reunidas SA	Energy Equipment & Services	197,936	7,493,028
			15,756,966
Sweden 2.6%
Bulten AB	Auto Components	631,553	6,132,962
Duni AB	Household Durables	695,810	11,659,871
[b]The Thule Group AB, Reg S	Leisure Products	1,063,380	14,576,596
			32,369,429
Switzerland 2.6%
[c]Logitech International SA	Technology Hardware, Storage & Peripherals	1,005,240	15,148,967
Vontobel Holding AG	Capital Markets	371,770	17,623,827
			32,772,794
Taiwan 3.9%
Casetek Holdings Ltd	Technology Hardware, Storage & Peripherals	1,091,000	4,457,999
Chicony Electronics Co. Ltd	Technology Hardware, Storage & Peripherals	3,950,357	8,664,959
Giant Manufacturing Co. Ltd	Leisure Products	2,170,482	14,440,867
Simplo Technology Co. Ltd	Electronic Equipment, Instruments & Components	3,553,918	11,336,778
Tripod Technology Corp	Electronic Equipment, Instruments & Components	5,762,000	9,802,892
			48,703,495
Thailand 0.7%
L.P.N. Development PCL, fgn	Real Estate Management & Development	9,575,000	4,252,012
Pruksa Real Estate PCL, fgn	Real Estate Management & Development	6,205,600	4,564,208
			8,816,220
United Kingdom 13.6%
Bellway PLC	Household Durables	177,580	7,423,061
Berendsen PLC	Commercial Services & Supplies	407,720	6,484,346
Bovis Homes Group PLC	Household Durables	378,740	5,666,174

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Annual Report

TEMPLETON INSTITUTIONAL FUNDS

STATEMENT O F INVESTMENTS

Foreign Smaller Companies Series (continued)

	Industry	Shares	Value
Common Stocks and Other
Equity Investments (continued)
United Kingdom (continued)
Debenhams PLC	Multiline Retail	4,757,080	$5,136,069
Devro PLC	Food Products	1,708,970	7,304,915
DFS Furniture Ltd	Household Durables	2,748,950	13,468,232
Dignity PLC	Diversified Consumer Services	372,324	14,021,506
Foxtons Group PLC	Real Estate Management & Development	3,166,010	8,773,096
Greggs PLC	Food & Staples Retailing	1,270,820	24,612,863
HomeServe PLC	Commercial Services & Supplies	1,107,176	6,751,261
Laird PLC	Electronic Equipment, Instruments & Components	2,302,240	12,043,129
[a]LivaNova PLC	Health Care Equipment & Supplies	182,001	10,805,399
Man Group PLC	Capital Markets	4,293,191	11,105,550
Oxford Instruments PLC	Electronic Equipment, Instruments & Components	713,240	8,063,318
SIG PLC	Trading Companies & Distributors	3,769,313	7,978,098
UBM PLC	Media	1,599,686	12,414,117
[a]Vectura Group PLC	Pharmaceuticals	3,486,022	9,043,270
			171,094,404
United States 0.3%
iShares MSCI EAFE Small-Cap ETF	Diversified Financial Services	64,000	3,196,800
Total Common Stocks and Other
Equity Investments
(Cost $1,008,147,398)			1,179,416,856
Preferred Stocks 0.9%
Brazil 0.3%
Alpargatas SA, pfd	Textiles, Apparel & Luxury Goods	2,376,800	4,272,575
Germany 0.6%
Draegerwerk AG & Co. KGAA, pfd	Health Care Equipment & Supplies	95,700	7,132,292
Total Preferred Stocks
(Cost $19,271,273)			11,404,867
Total Investments before
Short Term Investments
(Cost $1,027,418,671)			1,190,821,723

		Principal
		Amount
Short Term Investments 5.6%
U.S. Government and Agency
Securities 4.6%
United States 4.6%
[d]Farmer Mac Discount Note, 1/04/16		$34,000,000	34,000,000
[d]FHLB, 1/04/16		25,000,000	25,000,000
Total U.S. Government and
Agency Securities
(Cost $58,999,765)			59,000,000
Total Investments before
Money Market Funds
(Cost $1,086,418,436)			1,249,821,723

44 Annual Report ftinstitutional.com

TEMPLETON INSTITUTIONAL FUNDS

STATEMENT O F INVESTMENTS

Foreign Smaller Companies Series (continued)
	Shares	Value
[e]Investments from Cash Collateral
Received for Loaned Securities
(Cost $12,433,800) 1.0%
Money Market Funds 1.0%
United States 1.0%
[a,f]Institutional Fiduciary Trust Money Market
Portfolio	12,433,800	$12,433,800
Total Investments
(Cost $1,098,852,236) 100.1%		1,262,255,523
Other Assets, less Liabilities
(0.1)%		(1,848,129)
Net Assets 100.0%		$1,260,407,394

See Abbreviations on page 67.

aNon-income producing.
bSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2015, the aggregate value of these securities was $32,248,140 representing 2.56% of net assets.
cA portion or all of the security is on loan at December 31, 2015. See Note 1(d).
dThe security is traded on a discount basis with no stated coupon rate.
eSee Note 1(d) regarding securities on loan.
fSee Note 3(d) regarding investments in affiliated management investment companies.

ftinstitutional.com Annual Report 45

TEMPLETON INSTITUTIONAL FUNDS

Financial Highlights
Global Equity Series
		Year Ended December 31,
	2015	2014	2013	2012	2011
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$9.64	$11.53	$9.88	$8.06	$8.70
Income from investment operations[a]:
Net investment income[b]	0.14	0.25 [c]	0.14	0.16	0.14
Net realized and unrealized gains (losses)	(0.43)	(0.46)	2.84	1.82	(0.67)
Total from investment operations	(0.29)	(0.21)	2.98	1.98	(0.53)
Less distributions from:
Net investment income	(0.16)	(0.26)	(0.13)	(0.16)	(0.11)
Net realized gains	(0.46)	(1.42)	(1.20)	—	—
Total distributions	(0.62)	(1.68)	(1.33)	(0.16)	(0.11)
Net asset value, end of year	$8.73	$9.64	$11.53	$9.88	$8.06

Total return	(3.43)%	(2.01)%	30.43%	24.63%	(6.10)%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.81%	0.92%	0.94%	0.94%	0.95%
Expenses net of waiver and payments by affiliates	0.81%[d,e]	0.92%	0.90%[d]	0.81%[d]	0.81%[d]
Net investment income	1.47%	2.21%[c]	1.26%	1.80%	1.60%

Supplemental data
Net assets, end of year (000’s)	$282,830	$467,375	$491,602	$432,585	$371,108
Portfolio turnover rate	36.88%	35.50%	42.66%	45.23%	18.64%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.09 per share received in the form of special dividends paid in connection with certain Fund holdings. Excluding these amounts, the ratio of net investment income to average net assets would have been 1.43%.
dBenefit of expense reduction rounds to less than 0.01%.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

46 Annual Report | The accompanying notes are an integral part of these financial statements. ftinstitutional.com

TEMPLETON INSTITUTIONAL FUNDS

Statement of Investments, December 31, 2015

Global Equity Series
	Industry	Shares/Rights	Value
Common Stocks and Other Equity
Interests 95.9%
Austria 0.6%
UNIQA Insurance Group AG	Insurance	209,388	$1,711,544
Belgium 0.5%
UCB SA	Pharmaceuticals	16,600	1,500,782
China 5.1%
China Life Insurance Co. Ltd., H	Insurance	609,000	1,972,336
China Mobile Ltd	Wireless Telecommunication Services	69,500	784,662
China Telecom Corp. Ltd., H	Diversified Telecommunication Services	6,038,000	2,835,857
CRRC Corp. Ltd., H	Machinery	1,955,500	2,419,727
GCL-Poly Energy Holdings Ltd	Semiconductors & Semiconductor Equipment	2,427,000	366,392
[a]GCL-Poly Energy Holdings Ltd., rts., 1/20/16	Semiconductors & Semiconductor Equipment	485,400	3,131
Haier Electronics Group Co. Ltd	Household Durables	802,000	1,626,735
Kunlun Energy Co. Ltd	Oil, Gas & Consumable Fuels	1,748,000	1,556,254
Shanghai Pharmaceuticals Holding Co.
Ltd., H	Health Care Providers & Services	566,800	1,227,190
Sinopharm Group Co	Health Care Providers & Services	334,400	1,341,889
Weichai Power Co. Ltd., H	Machinery	384,000	425,612
			14,559,785
France 7.9%
AXA SA	Insurance	124,435	3,410,277
BNP Paribas SA	Banks	77,250	4,382,766
Cie Generale des Etablissements Michelin, B	Auto Components	26,158	2,497,602
Compagnie de Saint-Gobain	Building Products	66,130	2,862,573
Credit Agricole SA	Banks	294,670	3,482,528
Sanofi	Pharmaceuticals	12,910	1,102,246
Technip SA	Energy Equipment & Services	27,710	1,376,623
Total SA, B	Oil, Gas & Consumable Fuels	74,460	3,337,603
			22,452,218
Germany 6.5%
Bayer AG	Pharmaceuticals	24,170	3,040,290
Deutsche Boerse AG	Diversified Financial Services	16,810	1,486,170
[a]Deutsche Lufthansa AG	Airlines	120,860	1,912,154
HeidelbergCement AG	Construction Materials	14,380	1,181,205
Lanxess AG	Chemicals	29,850	1,383,880
Merck KGaA	Pharmaceuticals	27,610	2,686,327
Metro AG	Food & Staples Retailing	53,480	1,717,219
[a]MorphoSys AG	Life Sciences Tools & Services	27,880	1,745,910
SAP SE	Software	22,400	1,785,482
Siemens AG, ADR	Industrial Conglomerates	14,800	1,423,390
			18,362,027
Hong Kong 0.6%
CK Hutchison Holdings Ltd	Industrial Conglomerates	123,040	1,657,436
India 0.2%
Housing Development Finance Corp. Ltd	Thrifts & Mortgage Finance	22,844	436,046
Ireland 1.2%
CRH PLC	Construction Materials	115,580	3,352,152
Israel 2.0%
Teva Pharmaceutical Industries Ltd., ADR	Pharmaceuticals	85,786	5,630,993

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TEMPLETON INSTITUTIONAL FUNDS
STATEMENT O F INVESTMENTS

Global Equity Series (continued)

	Industry	Shares/Rights	Value
Common Stocks and Other Equity
Interests (continued)
Italy 1.9%
Eni SpA	Oil, Gas & Consumable Fuels	171,816	$2,575,565
UniCredit SpA	Banks	496,654	2,770,283
			5,345,848
Japan 5.6%
Konica Minolta Inc	Technology Hardware, Storage & Peripherals	240,700	2,447,152
Nissan Motor Co. Ltd	Automobiles	393,200	4,185,693
SoftBank Group Corp	Wireless Telecommunication Services	53,500	2,732,530
Suntory Beverage & Food Ltd	Beverages	55,400	2,452,082
[a]Toshiba Corp	Industrial Conglomerates	576,000	1,197,574
Toyota Motor Corp	Automobiles	45,400	2,828,364
			15,843,395
Netherlands 2.6%
Akzo Nobel NV	Chemicals	42,980	2,879,655
NN Group NV	Insurance	74,430	2,631,654
[a]QIAGEN NV	Life Sciences Tools & Services	64,160	1,750,360
			7,261,669
Norway 0.8%
Telenor ASA	Diversified Telecommunication Services	128,260	2,151,059
Portugal 1.3%
Galp Energia SGPS SA, B	Oil, Gas & Consumable Fuels	309,890	3,608,545
Russia 0.7%
MMC Norilsk Nickel PJSC, ADR	Metals & Mining	145,237	1,839,427
Singapore 0.6%
Singapore Telecommunications Ltd	Diversified Telecommunication Services	673,104	1,742,219
South Korea 3.3%
Hana Financial Group Inc	Banks	55,912	1,122,702
Hyundai Mobis Co. Ltd	Auto Components	8,701	1,824,878
Samsung Electronics Co. Ltd	Technology Hardware, Storage & Peripherals	6,043	6,478,444
			9,426,024
Spain 0.9%
Telefonica SA	Diversified Telecommunication Services	235,285	2,615,844
Sweden 0.3%
Getinge AB, B	Health Care Equipment & Supplies	35,480	934,889
Switzerland 4.8%
ABB Ltd	Electrical Equipment	147,820	2,649,548
[a]Basilea Pharmaceutica AG	Biotechnology	14,800	1,422,395
Credit Suisse Group AG	Capital Markets	148,951	3,224,298
Glencore PLC	Metals & Mining	746,860	996,035
Roche Holding AG	Pharmaceuticals	13,450	3,710,160
Swiss Re AG	Insurance	17,360	1,700,483
			13,702,919
Thailand 0.7%
Bangkok Bank PCL	Banks	461,800	1,954,607

48 Annual Report

ftinstitutional.com

TEMPLETON INSTITUTIONAL FUNDS
STATEMENT O F INVESTMENTS

Global Equity Series (continued)

	Industry	Shares/Rights	Value
Common Stocks and Other Equity
Interests (continued)
United Kingdom 14.0%
Aviva PLC	Insurance	399,290	$3,036,833
BAE Systems PLC	Aerospace & Defense	297,960	2,194,134
Barclays PLC	Banks	796,810	2,570,889
BP PLC	Oil, Gas & Consumable Fuels	704,990	3,678,485
GlaxoSmithKline PLC	Pharmaceuticals	148,860	3,012,529
HSBC Holdings PLC	Banks	518,400	4,133,742
Kingfisher PLC	Specialty Retail	455,580	2,212,599
Marks & Spencer Group PLC	Multiline Retail	268,870	1,792,865
Petrofac Ltd	Energy Equipment & Services	132,820	1,558,329
Royal Dutch Shell PLC, B	Oil, Gas & Consumable Fuels	128,430	2,920,890
[a]Serco Group PLC	Commercial Services & Supplies	578,680	806,033
Sky PLC	Media	220,010	3,606,035
Standard Chartered PLC	Banks	201,625	1,675,233
[a]Subsea 7 SA	Energy Equipment & Services	146,470	1,044,369
[a]Tesco PLC	Food & Staples Retailing	771,390	1,699,800
Vodafone Group PLC	Wireless Telecommunication Services	1,114,402	3,630,086
			39,572,851
United States 33.8%
Allegheny Technologies Inc	Metals & Mining	98,390	1,106,888
[a]Allergan PLC	Pharmaceuticals	17,540	5,481,250
[a]Alphabet Inc., A	Internet Software & Services	5,690	4,426,877
American International Group Inc	Insurance	54,760	3,393,477
Amgen Inc	Biotechnology	25,750	4,179,997
Apache Corp	Oil, Gas & Consumable Fuels	42,350	1,883,305
Applied Materials Inc	Semiconductors & Semiconductor Equipment	187,920	3,508,466
Baker Hughes Inc	Energy Equipment & Services	42,720	1,971,528
Capital One Financial Corp	Consumer Finance	45,950	3,316,671
Chesapeake Energy Corp	Oil, Gas & Consumable Fuels	138,620	623,790
Chevron Corp	Oil, Gas & Consumable Fuels	32,290	2,904,808
Citigroup Inc	Banks	98,490	5,096,857
Comcast Corp., A	Media	67,370	3,801,689
CVS Health Corp	Food & Staples Retailing	28,610	2,797,200
Foot Locker Inc	Specialty Retail	22,450	1,461,271
General Motors Co	Automobiles	66,500	2,261,665
Gilead Sciences Inc	Biotechnology	46,910	4,746,823
Halliburton Co	Energy Equipment & Services	101,650	3,460,166
The Hartford Financial Services Group
Inc	Insurance	38,590	1,677,121
JPMorgan Chase & Co	Banks	75,990	5,017,620
[a]Knowles Corp	Electronic Equipment, Instruments & Components	114,170	1,521,886
Macy’s Inc	Multiline Retail	44,970	1,573,051
Medtronic PLC	Health Care Equipment & Supplies	28,580	2,198,374
Microsoft Corp	Software	122,710	6,807,951
Morgan Stanley	Capital Markets	82,820	2,634,504
News Corp., A	Media	157,930	2,109,945
Oracle Corp	Software	101,050	3,691,357
Pfizer Inc	Pharmaceuticals	52,030	1,679,528
Stanley Black & Decker Inc	Machinery	23,300	2,486,809
SunTrust Banks Inc	Banks	69,370	2,971,811
Twenty-First Century Fox Inc., A	Media	68,270	1,854,213

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TEMPLETON INSTITUTIONAL FUNDS
STATEMENT O F INVESTMENTS

Global Equity Series (continued)
	Industry	Shares/Rights	Value
Common Stocks and Other Equity
Interests (continued)
United States (continued)
Walgreens Boots Alliance Inc	Food & Staples Retailing	33,260	$2,832,255
			95,479,153
Total Common Stocks and Other Equity
Interests (Cost $247,594,423)			271,141,432
Preferred Stocks (Cost $1,943,926) 0.4%
Germany 0.4%
Draegerwerk AG & Co. KGAA, pfd	Health Care Equipment & Supplies	15,600	1,162,631
Total Investments before Short Term
Investments (Cost $249,538,349)			272,304,063

		Principal
		Amount
Short Term Investments (Cost $10,000,000) 3.5%
Time Deposits 3.5%
United States 3.5%
Royal Bank of Canada, 0.10%, 1/04/16		$10,000,000	10,000,000
Total Investments (Cost $259,538,349) 99.8%			282,304,063
Other Assets, less Liabilities 0.2%			525,832
Net Assets 100.0%			$282,829,895

See Abbreviations on page 67.
aNon-income producing.

50 Annual Report

ftinstitutional.com

	TEMPLETON INSTITUTIONAL FUNDS

Financial Statements

Statements of Assets and Liabilities
December 31, 2015

	Emerging Markets	Foreign Equity
	Series	Series
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$68,446,940	$3,933,883,769
Cost - Non-controlled affiliates (Note 3d)	3,729,378	129,523,830
Total cost of investments	$72,176,318	$4,063,407,599
Value - Unaffiliated issuers	$67,721,559	$4,950,508,062
Value - Non-controlled affiliates (Note 3d)	3,729,378	129,523,830
Total value of investments	71,450,937	5,080,031,892
Cash	—	2,126,228
Foreign currency, at value (cost $49,471 and $—)	49,472	—
Receivables:
Investment securities sold	130,907	1,336,007
Capital shares sold	3,018	11,657,149
Dividends and interest	214,725	11,350,662
Other assets	10	10,807,700
Total assets	71,849,069	5,117,309,638
Liabilities:
Payables:
Investment securities purchased	228,183	113,718
Capital shares redeemed	15,272	22,992,722
Management fees	71,773	3,368,990
Transfer agent fees	137	26,455
Professional fees	54,293	68,226
Deferred tax	35,804	—
Accrued expenses and other liabilities	9,681	277,337
Total liabilities	415,143	26,847,448
Net assets, at value	$71,433,926	$5,090,462,190
Net assets consist of:
Paid-in capital	$85,026,047	$4,102,095,431
Distributions in excess of net investment income	(1,425,613)	(38,346,827)
Net unrealized appreciation (depreciation)	(778,552)	1,016,037,188
Accumulated net realized gain (loss)	(11,387,956)	10,676,398
Net assets, at value	$71,433,926	$5,090,462,190
Shares outstanding	19,562,727	—
Net asset value per share	$3.65	—

Primary Shares:
Net assets, at value	—	$5,077,937,187
Shares outstanding	—	266,626,610
Net asset value per share	—	$19.05

Service Shares:
Net assets, at value	—	$12,525,003
Shares outstanding	—	655,580
Net asset value and maximum offering price per share	—	$19.11

ftinstitutional.com

The accompanying notes are an integral part of these financial statements. | Annual Report 51

TEMPLETON INSTITUTIONAL FUNDS
FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)
December 31, 2015

	Foreign Smaller	Global Equity
	Companies Series	Series
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,086,418,436	$259,538,349
Cost - Non-controlled affiliates (Note 3d)	12,433,800	—
Total cost of investments	$1,098,852,236	$259,538,349
Value - Unaffiliated issuers	$1,249,821,723	$282,304,063
Value - Non-controlled affiliates (Note 3d)	12,433,800	—
Total value of investments[a]	1,262,255,523	282,304,063
Cash	3,156,693	157,000
Receivables:
Investment securities sold	6,282,525	—
Capital shares sold	2,070,710	2,871
Dividends and interest	1,969,917	547,618
Foreign tax	—	10,208
Other assets	490,925	53,935
Total assets	1,276,226,293	283,075,695
Liabilities:
Payables:
Investment securities purchased	270,009	—
Capital shares redeemed	2,012,722	—
Management fees	1,008,244	187,503
Transfer agent fees	497	55
Professional fees	50,463	49,685
Payable upon return of securities loaned	12,433,800	—
Accrued expenses and other liabilities	43,164	8,557
Total liabilities	15,818,899	245,800
Net assets, at value	$1,260,407,394	$282,829,895
Net assets consist of:
Paid-in capital	$1,093,684,586	$260,580,055
Distributions in excess of net investment income	(1,101,556)	(216,317)
Net unrealized appreciation (depreciation)	163,331,419	22,737,418
Accumulated net realized gain (loss)	4,492,945	(271,261)
Net assets, at value	$1,260,407,394	$282,829,895
Shares outstanding	60,319,886	32,400,567
Net asset value per share	$20.90	$8.73

aForeign Smaller Companies Series includes $11,751,417 of securities loaned.

52 Annual Report | The accompanying notes are an integral part of these financial statements. ftinstitutional.com

                                                                                                                                                                                                                              TEMPLETON INSTITUTIONAL FUNDS

                                                                                                                                                                                                                                   FINANCIAL STATEMENTS

Statements of Operations
for the year ended December 31, 2015

	Emerging Markets	Foreign Equity
	Series	Series
Investment income:
Dividends[a]	$2,035,360	$167,063,040
Interest	—	104,723
Income from securities loaned	88	121,536
Other Income (Note 1e)	—	11,428,322
Total investment income	2,035,448	178,717,621
Expenses:
Management fees (Note 3a)	1,112,258	45,944,014
Transfer agent fees (Note 3c)	1,673	38,715
Sub-transfer agent fees - Service Shares (Note 3c)	—	17,823
Custodian fees (Note 4)	35,906	660,054
Reports to shareholders	4,986	84,199
Registration and filing fees	24,702	79,907
Professional fees	58,602	183,966
Trustees’ fees and expenses	2,915	178,703
Other	17,587	286,153
Total expenses	1,258,629	47,473,534
Expenses waived/paid by affiliates (Note 3d)	(7,970)	(164,634)
Net expenses	1,250,659	47,308,900
Net investment income	784,789	131,408,721
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(8,911,362)	97,607,672
Foreign currency transactions	(173,520)	(4,273,544)
Net realized gain (loss)	(9,084,882)	93,334,128
Net change in unrealized appreciation (depreciation) on:
Investments	(10,789,046)	(366,954,257)
Translation of other assets and liabilities denominated in foreign currencies	(3,603)	122,416
Change in deferred taxes on unrealized appreciation	(2,310)	—
Net change in unrealized appreciation (depreciation)	(10,794,959)	(366,831,841)
Net realized and unrealized gain (loss)	(19,879,841)	(273,497,713)
Net increase (decrease) in net assets resulting from operations	$(19,095,052)	$(142,088,992)

aForeign taxes withheld on dividends $ 215,581 $ 15,232,390

ftinstitutional.com The accompanying notes are an integral part of these financial statements. | Annual Report 53

TEMPLETON INSTITUTIONAL FUNDS
FINANCIAL STATEMENTS

Statements of Operations (continued)
for the year ended December 31, 2015

	Foreign Smaller	Global Equity
	Companies Series	Series
Investment income:
Dividends[a]	$29,208,586	$9,574,541
Interest	13,467	9,637
Income from securities loaned	142,761	45,125
Other Income (Note 1e)	487,934	53,306
Total investment income	29,852,748	9,682,609
Expenses:
Management fees (Note 3a)	12,492,704	3,278,717
Transfer agent fees (Note 3c)	7,032	894
Custodian fees (Note 4)	204,924	31,294
Reports to shareholders	27,391	5,027
Registration and filing fees	57,756	23,064
Professional fees	84,553	63,932
Trustees’ fees and expenses	37,770	12,610
Other	33,488	30,620
Total expenses	12,945,618	3,446,158
Expense reductions (Note 4)	(568)	(3,636)
Expenses waived/paid by affiliates (Note 3d)	(7,039)	(1,064)
Net expenses	12,938,011	3,441,458
Net investment income	16,914,737	6,241,151
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	16,210,745	23,597,469
Foreign currency transactions	(275,839)	83,875
Net realized gain (loss)	15,934,906	23,681,344
Net change in unrealized appreciation (depreciation) on:
Investments	(6,763,074)	(33,711,934)
Translation of other assets and liabilities denominated in foreign currencies	(26,431)	8,688
Net change in unrealized appreciation (depreciation)	(6,789,505)	(33,703,246)
Net realized and unrealized gain (loss)	9,145,401	(10,021,902)
Net increase (decrease) in net assets resulting from operations	$26,060,138	$(3,780,751)

aForeign taxes withheld on dividends $ 2,857,090 $ 774,774

54 Annual Report | The accompanying notes are an integral part of these financial statements. ftinstitutional.com

TEMPLETON INSTITUTIONAL FUNDS
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Emerging Markets Series		Foreign Equity Series

	Year Ended December 31,		Year Ended December 31,

	2015	2014	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income	$784,789	$2,549,740	$131,408,721	$223,461,084
Net realized gain (loss)	(9,084,882)	33,004,436	93,334,128	62,060,598
Net change in unrealized appreciation (depreciation)	(10,794,959)	(45,618,262)	(366,831,841)	(755,384,467)
Net increase (decrease) in net assets resulting from
operations	(19,095,052)	(10,064,086)	(142,088,992)	(469,862,785)
Distributions to shareholders from:
Net investment income	(1,097,512)	(3,262,876)	—	—
Net realized gains	(390,494)	(32,812,430)	—	—
Net investment income:
Primary Shares	—	—	(125,314,871)	(235,550,172)
Service Shares	—	—	(282,467)	(250,736)
Net realized gains:
Primary Shares	—	—	—	(103,923,370)
Service Shares	—	—	—	(115,780)
Total distributions to shareholders	(1,488,006)	(36,075,306)	(125,597,338)	(339,840,058)
Capital share transactions: (Note 2)	(9,843,633)	(17,215,565)	—	—
Primary Shares	—	—	(866,368,023)	203,739,657
Service Shares	—	—	6,681,319	173,372
Total capital share transactions	(9,843,633)	(17,215,565)	(859,686,704)	203,913,029
Net increase (decrease) in net assets	(30,426,691)	(63,354,957)	(1,127,373,034)	(605,789,814)
Net assets:
Beginning of year	101,860,617	165,215,574	6,217,835,224	6,823,625,038
End of year	$71,433,926	$101,860,617	$5,090,462,190	$6,217,835,224
Distributions in excess of net investment income included in net assets:
End of year	$(1,425,613)	$(3,244,008)	$(38,346,827)	$(46,146,181)

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TEMPLETON INSTITUTIONAL FUNDS
FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Foreign Smaller Companies Series		Global Equity Series

	Year Ended December 31,		Year Ended December 31,

	2015	2014	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income	$16,914,737	$15,240,358	$6,241,151	$10,592,954
Net realized gain (loss)	15,934,906	10,511,296	23,681,344	49,020,755
Net change in unrealized appreciation
(depreciation)	(6,789,505)	(68,613,544)	(33,703,246)	(68,856,481)
Net increase (decrease) in net assets resulting
from operations	26,060,138	(42,861,890)	(3,780,751)	(9,242,772)
Distributions to shareholders from:
Net investment income	(16,550,454)	(9,733,595)	(7,167,302)	(10,681,401)
Net realized gains	(1,268,296)	(16,344,012)	(21,449,616)	(58,884,819)
Total distributions to shareholders	(17,818,750)	(26,077,607)	(28,616,918)	(69,566,220)
Capital share transactions (Note 2)	(29,566,725)	97,875,195	(152,147,837)	54,582,067
Net increase (decrease) in net assets	(21,325,337)	28,935,698	(184,545,506)	(24,226,925)
Net assets:
Beginning of year	1,281,732,731	1,252,797,033	467,375,401	491,602,326
End of year	$1,260,407,394	$1,281,732,731	$282,829,895	$467,375,401
Undistributed net investment income (distributions in
excess of net investment income) included in net
assets:
End of year	$(1,101,556)	$(1,190,000)	$(216,317)	$554,073

56 Annual Report | The accompanying notes are an integral part of these financial statements. ftinstitutional.com

TEMPLETON INSTITUTIONAL FUNDS

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Templeton Institutional Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of four separate funds (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Foreign Equity Series offers Primary and Service Shares. Each class of shares differs by its transfer agent fees and voting rights on matters affecting a single class. Foreign Smaller Companies Series was closed to new investors with limited exceptions effective at the close of market on December 10, 2013.

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Funds’ valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and exchange traded funds listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade inmultiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in open-end mutual funds are valued at the closing NAV. Time deposits are valued at cost, which approximates fair value.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In

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TEMPLETON INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Funds’ portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Funds for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Participatory Notes

Certain or all Funds invest in Participatory Notes (P-Notes). P-notes are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow the Fund to gain exposure to common stocks in markets where direct investment is not allowed. Income received from P-Notes is recorded as dividend income in the Statement of Operations. P-Notes may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract. These securities may be more volatile and less liquid than other investments held by the Fund.

d. Securities Lending

Certain or all Funds participate in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Funds. The Fund may receive

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TEMPLETON INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting

Policies (continued)

d. Securities Lending (continued)

income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned is reported separately in the Statements of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

Securities lending transactions are accounted for as secured borrowing transactions. The securities out on loan represent the collateral pledged by the Fund, and the cash collateral received for the loaned securities represents the amount borrowed by the Fund. At December 31, 2015, the Fund’s secured borrowing transactions were as follows:

Foreign Smaller
Companies Series
Securities lending transactions[a]:
Equity investments*,b	$12,433,800

[a]The agreements open at year end can be terminated at any time.
[b]Gross amount of recognized liabilities for securities lending transactions is included in payable upon return of securities loaned in the Statements of Assets and Liabilities.
*Includes common and preferred stocks as well as other equity investments.

e. Income and Deferred Taxes

It is each Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which the Funds invest. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply, certain or all Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, Foreign Equity Series, Foreign Smaller Companies Series and Global Equity Series have filed additional tax reclaims for previously withheld taxes on dividends earned in those countries. These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. During the year ended December 31, 2015, Foreign Equity Series, Foreign Smaller Companies Series, and Global Equity Series recognized $11,532,999, $490,822, and $53,899, respectively, from Finland and Sweden for previously withheld foreign taxes and interest on such taxes. These amounts are reflected as other income and interest in the Statements of Operations. In regards to filings in other European Union countries, uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, and accordingly, no amounts are reflected in the financial statements.

Each Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2015, each Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Funds. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect

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TEMPLETON INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting

Policies (continued)

f. Security Transactions, Investment Income, Expenses and Distributions (continued)

their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

g. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At December 31, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Emerging Markets Series

	Shares	Amount

Year ended December 31, 2015
Shares sold	3,502,979	$15,955,876
Shares issued in reinvestment of distributions	388,988	1,425,598
Shares redeemed	(6,511,606)	(27,225,107)
Net increase (decrease)	(2,619,639)	$(9,843,633)

Year ended December 31, 2014
Shares sold	3,206,522	$22,673,149
Shares issued in reinvestment of distributions	7,468,364	35,223,531
Shares redeemed	(11,107,245)	(75,112,245)
Net increase (decrease)	(432,359)	$(17,215,565)

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TEMPLETON INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS

2. Shares of Beneficial Interest (continued)
	Foreign Equity Series
	Shares	Amount

Primary Shares:
Year ended December 31, 2015
Shares sold	46,089,854	$949,305,466
Shares issued in reinvestment of distributions	5,559,888	106,868,900
Shares redeemed	(94,840,080)	(1,922,542,389)
Net increase (decrease)	(43,190,338)	$(866,368,023)

Year ended December 31, 2014
Shares sold	52,169,180	$1,178,547,708
Shares issued in reinvestment of distributions	14,186,955	287,713,973
Shares redeemed	(56,482,241)	(1,262,522,024)
Net increase (decrease)	9,873,894	$203,739,657

Service Shares:
Year ended December 31, 2015
Shares sold	710,251	$14,701,261
Shares issued in reinvestment of distributions	14,448	278,576
Shares redeemed	(416,473)	(8,298,518)
Net increase (decrease)	308,226	$6,681,319

Year ended December 31, 2014
Shares sold	58,279	$1,320,117
Shares issued in reinvestment of distributions	18,019	366,516
Shares redeemed	(67,079)	(1,513,261)
Net increase (decrease)	9,219	$173,372

	Foreign Smaller Companies Series		Global Equity Series
	Shares	Amount	Shares	Amount
Year ended December 31, 2015
Shares sold	7,871,369	$170,558,198	4,544,739	$45,587,362
Shares issued in reinvestment of distributions	751,340	15,618,694	3,011,985	28,487,426
Shares redeemed	(9,913,407)	(215,743,617)	(23,641,127)	(226,222,625)
Net increase (decrease)	(1,290,698)	$(29,566,725)	(16,084,403)	$(152,147,837)

Year ended December 31, 2014
Shares sold	10,312,863	$226,108,208	7,716,584	$89,979,433
Shares issued in reinvestment of distributions	1,083,041	22,440,610	7,028,157	69,387,350
Shares redeemed	(6,829,065)	(150,673,623)	(8,883,600)	(104,784,716)
Net increase (decrease)	4,566,839	$97,875,195	5,861,141	$54,582,067

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TEMPLETON INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers, and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Asset Management Ltd. (TAML)	Investment manager
Templeton Investment Counsel, LLC (TIC)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees
Emerging Markets Series pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:
Annualized Fee Rate	Net Assets
1.175%	Up to and including $1 billion
1.125%	Over $1 billion, up to and including $5 billion
1.075%	Over $5 billion, up to and including $10 billion
1.025%	Over $10 billion, up to and including $15 billion
0.975%	Over $15 billion, up to and including $20 billion
0.925%	In excess of $20 billion

Foreign Equity Series pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:
Annualized Fee Rate	Net Assets
0.775%	Up to and including $1 billion
0.755%	Over $1 billion, up to and including $5 billion
0.735%	Over $5 billion, up to and including $10 billion
0.715%	Over $10 billion, up to and including $15 billion
0.695%	Over $15 billion, up to and including $20 billion
0.675%	In excess of $20 billion

Foreign Smaller Companies Series pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:
Annualized Fee Rate	Net Assets
0.950%	Up to and including $1 billion
0.930%	Over $1 billion, up to and including $5 billion
0.910%	Over $5 billion, up to and including $10 billion
0.890%	Over $10 billion, up to and including $15 billion
0.870%	Over $15 billion, up to and including $20 billion
0.850%	In excess of $20 billion

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TEMPLETON INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS

3. Transactions with Affiliates (continued)

a. Management Fees (continued)

Global Equity Series pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.780%	Up to and including $200 million
0.765%	Over $200 million, up to and including $700 million
0.730%	Over $700 million, up to and including $1 billion
0.715%	Over $1 billion, up to and including $1.2 billion
0.690%	Over $1.2 billion, up to and including $5 billion
0.675%	Over $5 billion, up to and including $10 billion
0.655%	Over $10 billion, up to and including $15 billion
0.635%	Over $15 billion, up to and including $20 billion
0.615%	Over $20 billion, up to and including $25 billion
0.605%	Over $25 billion, up to and including $30 billion
0.595%	Over $30 billion, up to and including $35 billion
0.585%	Over $35 billion, up to and including $40 billion
0.575%	Over $40 billion, up to and including $45 billion
0.565%	In excess of $45 billion

b. Administrative Fees

Under an agreement with TAML and TIC, FT Services provides administrative services to Emerging Markets Series and Foreign Equity Series. The fee is paid by TAML and TIC based on the average daily net assets, and is not an additional expense of the Funds.

Under an agreement with TIC, FT Services provides administrative services to Foreign Smaller Companies Series and Global Equity Series. The fee is paid by TIC based on the average daily net assets, and is not an additional expense of the Funds.

c. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets.

For the year ended December 31, 2015, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Emerging Markets	Foreign Equity	Foreign Smaller	Global Equity
	Series	Series	Companies Series	Series

Transfer agent fees	$1,467	$29,592	$6,143	$648

Foreign Equity Series’ Service shares may pay up to 0.15% of average daily net assets for sub-transfer agency fees as noted in the Statements of Operations.

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TEMPLETON INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS

3. Transactions with Affiliates (continued)

d. Investments in Affiliated Management Investment Companies

Certain or all Funds invest in affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Funds are waived on assets invested in the affiliated management investment companies, as noted in the Statements of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to January 1, 2014, the waiver was accounted for as a reduction to management fees.

								% of Affiliated
	Number of			Number of				Fund Shares
	Shares Held			Shares Held	Value			Outstanding
	at Beginning	Gross	Gross	at End	at End Investment		Realized	Held at End
	of Year	Additions	Reductions	of Year	of Year	Income Gain (Loss)		of Year
Emerging Markets
Series
Non-Controlled
Affiliates
Institutional
Fiduciary Trust
Money Market
Portfolio	2,196,731	51,957,816	(50,425,169)	3,729,378	$3,729,378	$ —	$ —	0.02%

Foreign Equity
Series
Non-Controlled
Affiliates
Institutional
Fiduciary Trust
Money Market
Portfolio	36,954,370 1,557,073,021		(1,464,503,561)	129,523,830	$129,523,830	$ —	$ —	0.66%

Foreign Smaller
Companies Series
Non-Controlled
Affiliates
Institutional
Fiduciary Trust
Money Market
Portfolio	—	47,330,653	(34,896,853)	12,433,800	$12,433,800	$ —	$ —	0.06%

Global Equity
Series
Non-Controlled
Affiliates
Institutional
Fiduciary Trust
Money Market
Portfolio	—	26,499,916	(26,499,916)	—	$—	$ —	$ —	0.00%

e. Interfund Transactions

Certain or all Funds engaged in purchases and sales of investments with funds or other accounts that have a common investment manager (or affiliated investment managers), directors, trustees, or officers. These transactions complied with Rule 17a-7 under the 1940 Act. Purchases and sales for the year ended December 31, 2015, were as follows:

	Emerging Market	Foreign Smaller
	Series	Companies Series
Purchases	$4,334,207	$4,509,200
Sales	$1,505,713	$—

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TEMPLETON INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS

4. Expense Offset Arrangement

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the year ended December 31, 2015, the custodian fees were reduced as noted in the Statements of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At December 31, 2015, the capital loss carryforwards were as follows:

Emerging Markets
Series
Capital loss carryforwards not subject to expiration:
Short term	$5,189,917
Long term	5,367,165
Total capital loss carryforwards	$10,557,082

For tax purposes, the Funds may elect to defer any portion of a late-year ordinary loss to the first day of the following fiscal year. At December 31, 2015, Foreign Equity Series deferred late-year ordinary losses of $2,421,737.

The tax character of distributions paid during the years ended December 31, 2015 and 2014, was as follows:

	Emerging Markets Series		Foreign Equity Series
	2015	2014	2015	2014
Distributions paid from:
Ordinary income	$1,098,768	$3,262,876	$125,597,338	$291,422,239
Long term capital gain	389,238	32,812,430	—	48,417,819
	$1,488,006	$36,075,306	$125,597,338	$339,840,058
	Foreign Smaller Companies
		Series	Global Equity Series
	2015	2014	2015	2014
Distributions paid from:
Ordinary income	$16,550,454	$13,197,535	$7,167,302	$17,317,960
Long term capital gain	1,268,296	12,880,072	21,449,616	52,248,260
	$17,818,750	$26,077,607	$28,616,918	$69,566,220

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TEMPLETON INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS

5. Income Taxes (continued)

At December 31, 2015, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

			Foreign Smaller
	Emerging Markets	Foreign Equity	Companies	Global Equity
	Series	Series	Series	Series
Cost of investments	$74,548,138	$4,146,951,361	$1,100,684,459	$261,185,646
Unrealized appreciation	$7,288,145	$1,403,704,513	$301,542,418	$50,724,089
Unrealized depreciation	(10,385,346)	(470,623,982)	(139,971,354)	(29,605,672)
Net unrealized appreciation (depreciation)	$(3,097,201)	$933,080,531	$161,571,064	$21,118,417
Undistributed ordinary income	$115,341	$—	$219,262	$5,047
Undistributed long term capital gains	—	47,197,013	4,910,957	1,100,768
Distributable earnings	$115,341	$47,197,013	$5,130,219	$1,105,815

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of corporate actions, foreign tax reclaims, and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2015, were as follows:

	Emerging Markets	Foreign Equity	Foreign Smaller	Global Equity
	Series	Series	Companies Series	Series
Purchases	$60,183,748	$948,144,886	$362,685,769	$148,725,338
Sales	$72,759,868	$1,894,273,295	$385,188,098	$307,063,460

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. Credit Facility

Certain or all Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 12, 2016, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 10, 2017, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Statements of Operations. During the year ended December 31, 2015, the Funds did not use the Global Credit Facility.

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TEMPLETON INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS

9. Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepay- ment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2015, in valuing the Funds’ assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Emerging Markets Series
Assets:
Investments in Securities:
Equity Investments[a,b]	$67,464,466	$—	$—	$67,464,466
Participatory Notes	—	257,093	—	257,093
Short Term Investments	3,729,378	—	—	3,729,378
Total Investments in Securities	$71,193,844	$257,093	$—	$71,450,937

Foreign Equity Series
Assets:
Investments in Securities
Equity Investments[a,b]	$4,950,508,062	$—	$—	$4,950,508,062
Short Term Investments	129,523,830	—	—	129,523,830
Total Investments in Securities	$5,080,031,892	$—	$—	$5,080,031,892

Foreign Smaller Companies Series
Assets:
Investments in Securities:
Equity Investments[a,b]	$1,190,821,723	$—	$—	$1,190,821,723
Short Term Investments	12,433,800	59,000,000	—	71,433,800
Total Investments in Securities	$1,203,255,523	$59,000,000	$—	$1,262,255,523

Global Equity Series
Assets:
Investments in Securities:
Equity Investments[a,b]	$272,304,063	$—	$—	$272,304,063
Short Term Investments	—	10,000,000	—	10,000,000
Total Investments in Securities	$272,304,063	$10,000,000	$—	$282,304,063

[a]Includes common and preferred stocks as well as other equity investments.
[b]For detailed categories, see the accompanying Statement of Investments.

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TEMPLETON INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS

10. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Selected Portfolio
ADR	American Depositary Receipt
ETF	Exchange Traded Fund
FHLB	Federal Home Loan Bank
GDR	Global Depositary Receipt
IDR	International Depositary Receipt

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TEMPLETON INSTITUTIONAL FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Templeton Institutional Funds

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Emerging Markets Series, Foreign Equity Series, Foreign Smaller Companies Series and Global Equity Series (separate portfolios of Templeton Institutional Funds, hereafter referred to as the “Funds”) at December 31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
February 18, 2016

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TEMPLETON INSTITUTIONAL FUNDS

Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Funds hereby report the maximum amount allowable but no less than the following amounts as long term capital gain dividends for the fiscal year ended December 31, 2015:

Emerging	Foreign	Foreign Smaller	Global
Markets Series	Equity Series	Companies Series	Equity Series
$389,238	$—	$1,268,296	$21,449,616

Under Section 854(b)(1)(A) of the Code, the Funds hereby report the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2015:

Emerging	Foreign	Foreign Smaller	Global
Markets Series	Equity Series	Companies Series	Equity Series
—%	—%	—%	29.28%

Under Section 854(b)(1)(B) of the Code, the Funds hereby report the maximum amount allowable but no less than the following amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2015:

Emerging	Foreign	Foreign Smaller	Global
Markets Series	Equity Series	Companies Series	Equity Series
$1,297,654	$129,412,135	$20,066,771	$8,617,818

Distributions, including qualified dividend income, paid during calendar year 2015 will be reported to shareholders on

Form 1099-DIV by mid-February 2016. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At December 31, 2015, more than 50% of the Funds’ total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Funds on these investments. As shown in the table below, the Funds hereby report to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on August 10, 2015 and December 22, 2015, to treat their proportionate share of foreign taxes paid by the Funds as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign source qualified dividends as reported by Global Equity Series, to shareholders of record on August 10, 2015.

	Foreign Tax Paid	Foreign Source	Foreign Source Qualified
Class	Per Share	Income Per Share	Dividends Per Share
Global Equity Series
Fund Shares	$0.0122	$0.1009	$0.0756

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TEMPLETON INSTITUTIONAL FUNDS

Tax Information (unaudited) (continued)

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign source qualified dividends as reported by the Funds, to shareholders of record on December 22, 2015.

	Foreign Tax Paid	Foreign Source	Foreign Source Qualified
Class	Per Share	Income Per Share	Dividends Per Share
Emerging Markets Series
Fund Shares	$0.0103	$0.0695	$0.0338
Foreign Equity Series
Primary Shares	$0.0522	$0.5041	$0.3581
Service Shares	$0.0522	$0.4768	$0.3385
Foreign Smaller Companies Series
Fund Shares	$0.0436	$0.3157	$0.1992
Global Equity Series
Fund Shares	$0.0037	$0.0343	$0.0267

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2016, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2015. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2015 individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

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TEMPLETON INSTITUTIONAL FUNDS

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton
Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 1992	147	Bar-S Foods (meat packing
300 S.E. 2nd Street				company) (1981-2010).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958)	Trustee	Since 2008	41	Navient Corporation (loan
300 S.E. 2nd Street				management, servicing and asset
Fort Lauderdale, FL 33301-1923				recovery) (2014-present), Ares
Capital Corporation (specialty finance
company) (2010-present), United
Natural Foods, Inc. (distributor of
natural, organic and specialty foods)
(2013-present), Allied Capital
Corporation (financial services)
(2003-2010) and SLM Corporation
(Sallie Mae) (1997-2014).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Frank J. Crothers (1944)	Trustee	Since 1990	24	Fortis, Inc. (utility holding company)
300 S.E. 2nd Street Fort				(2007-present) and AML Foods
Lauderdale, FL 33301-1923				Limited (retail distributors)
(1989-present).
Principal Occupation During at Least the Past 5 Years:
Director and Vice Chairman, Caribbean Utilities Company, Ltd.; director of various other private business and nonprofit organizations; and
formerly, Chairman, Atlantic Equipment and Power Ltd. (1977-2003).

Edith E. Holiday (1952)	Lead	Trustee since	147	Hess Corporation (exploration and
300 S.E. 2nd Street	Independent	1996 and Lead		refining of oil and gas) (1993-present),
Fort Lauderdale, FL 33301-1923	Trustee	Independent		Canadian National Railway (railroad)
		Trustee since		(2001-present), White Mountains
		2007		Insurance Group, Ltd. (holding
company) (2004-present), RTI
International Metals, Inc. (manufacture
and distribution of titanium)
(1999-2015) and H.J. Heinz Company
(processed foods and allied products)
(1994-2013).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

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TEMPLETON INSTITUTIONAL FUNDS

Independent Board Members (continued)

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

J. Michael Luttig (1954)	Trustee	Since 2009	147	Boeing Capital Corporation (aircraft
300 S.E. 2nd Street				financing) (2006-2013).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company)
(2006-present); and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

David W. Niemiec (1949)	Trustee	Since 2005	41	Emeritus Corporation (assisted
300 S.E. 2nd Street				living) (1999-2010) and OSI
Fort Lauderdale, FL 33301-1923				Pharmaceuticals, Inc.
				(pharmaceutical products)
				(2006-2010).
Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon
Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial
Officer, Dillon, Read & Co. Inc. (1982-1997).

Frank A. Olson (1932)	Trustee	Since 2003	147	Hess Corporation (exploration and
300 S.E. 2nd Street				refining of oil and gas) (1998-2013).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Chairman of the Board, The Hertz Corporation (car rental) (1980-2000) and Chief Executive
Officer (1977-1999); and Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (June-December 1987).

Larry D. Thompson (1945)	Trustee	Since 2005	147	The Southern Company (energy
300 S.E. 2nd Street				company) (2014-present;
Fort Lauderdale, FL 33301-1923				previously 2010-2012), Graham
				Holdings Company (education and
				media organization) (2011-present)
				and Cbeyond, Inc. (business
				communications provider)
				(2010-2012).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (January 2015;
previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo,
Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc.
(2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and
Deputy Attorney General, U.S. Department of Justice (2001-2003).

Constantine D. Tseretopoulos (1954) Trustee		Since 1990	24	None
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and
formerly, Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center
(1982-1985).

Robert E. Wade (1946)	Trustee	Since 2007	41	El Oro Ltd (investments)
300 S.E. 2nd Street				(2008-present).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972-2008) and member of various boards.

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TEMPLETON INSTITUTIONAL FUNDS

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2007	164	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in
Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc.
(1994-2015).

**Rupert H. Johnson, Jr. (1940)	Chairman of	Chairman of	147	None
One Franklin Parkway	the Board,	the Board and
San Mateo, CA 94403-1906	Trustee	Trustee since
	and Vice	2013, and Vice
	President	President since
1996
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway	President
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.

Norman J. Boersma (1957)	President	Since 2012	Not Applicable	Not Applicable
Lyford Cay	and Chief
Nassau, Bahamas	Executive
Officer –
Investment
Management
Principal Occupation During at Least the Past 5 Years:
Director, President and Chief Executive Officer, Templeton Global Advisors Ltd.; Chief Investment Officer of Templeton Global Equity Group;
officer of six of the investment companies in Franklin Templeton Investments; and formerly, Executive Vice President, Franklin Templeton
Investments Corp. (1993-2014).

Laura F. Fergerson (1962)	Chief	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Executive
San Mateo, CA 94403-1906	Officer –
Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC;
and officer of 44 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	President
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton
Investments.

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TEMPLETON INSTITUTIONAL FUNDS

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Steven J. Gray (1955)	Vice	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	President
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

Selena L. Holmes (1965)	Vice	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	President –
St. Petersburg, FL 33716-1205	AML
Compliance
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; Vice President, Franklin
Templeton Companies, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

Mark Mobius (1936)	Vice	Since 1993	Not Applicable	Not Applicable
17th Floor, The Chater House	President
8 Connaught Road Central
Hong Kong
Principal Occupation During at Least the Past 5 Years:
Portfolio Manager of various Templeton advisory affiliates; Executive Chairman, Templeton Emerging Markets Group; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of five of the investment companies in Franklin
Templeton Investments.

Kimberly H. Novotny (1972)	Vice	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	President
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President, Fiduciary Trust International of the South and Templeton
Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 44 of the investment companies in Franklin Templeton
Investments.

Mark H. Otani (1968)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief
San Mateo, CA 94403-1906	Financial
Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 13 of the investment companies in Franklin
Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 44 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

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TEMPLETON INSTITUTIONAL FUNDS

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Karen L. Skidmore (1952)	Vice	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	President
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton
Investments.

Navid Tofigh (1972)	Vice	Since	Not Applicable	Not Applicable
One Franklin Parkway	President	November 2015
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton
Investments.

Craig S. Tyle (1960)	Vice	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway	President
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 44 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Secretary	Secretary since	Not Applicable	Not Applicable
300 S.E. 2nd Street	and Vice	2013 and Vice
Fort Lauderdale, FL 33301-1923	President	President since
2011
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit
Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience.
Ms. Bates has served as a member of the Fund Audit Committee since 2008. She currently serves as a director of Navient Corporation (2014-present), Ares
Capital Corporation (2010-present) and United Natural Foods, Inc. (2013-present) and was formerly a director of SLM Corporation from 1997 to 2014 and Allied
Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and
Treasurer of US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2005, currently serves as an Advisor to Saratoga
Partners and was formerly its Managing Director from 1998 to 2001. Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI
Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief
Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable U.S. Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) 321-8563 to request the SAI.

76 Annual Report ftinstitutional.com

TEMPLETON INSTITUTIONAL FUNDS

Shareholder Information

Proxy Voting Policies and Procedures

The Funds’ investment managers have established Proxy Voting Policies and Procedures (Policies) that the Funds use to determine how to vote proxies relating to portfolio securities. Shareholders may view the Funds’ complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Funds’ proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Funds file a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 321-8563. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

Annual Report 77

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Annual Report
Templeton Institutional Funds

Investment Managers
Templeton Asset Management Ltd.
Templeton Investment Counsel, LLC

Distributor
Franklin Templeton Distributors, Inc.

Shareholder Services
(800) 321-8563
ftinstitutional.com

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2016 Franklin Templeton Investments. All rights reserved. ZTIF A 02/16

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a)     Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $188,826 for the fiscal year ended December 31, 2015 and $181,573 for the fiscal year ended December 31, 2014.

(b)     Audit-Related Fees

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4 were $2,952 for the fiscal year ended December 31, 2015 and $2,894 for the fiscal year ended December 31, 2014.  The services for which these fees were paid included attestation services.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)     Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d)     All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended December 31, 2015 and $2,695 for the fiscal year ended December 31, 2014.  The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $19,053 for the fiscal year ended December 31, 2015 and $162,986 for the fiscal year ended December 31, 2014. The services for which these fees were paid include preparation and review of materials provided to the fund Board in connection with the investment management contract renewal process and certifying assets under management.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)   pre-approval of all audit and audit related services;

      (ii)  pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv)  establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f)     No disclosures are required by this Item 4(f).

(g)     The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $22,005 for the fiscal year ended December 31, 2015 and $168,575 for the fiscal year ended December 31, 2014.

(h)     The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.  N/A

Item 6. Schedule of Investments.   N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for

Closed-End Management Investment Companies.  N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.  N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.  N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)  Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON INSTITUTIONAL FUNDS

By /s/LAURA F. FERGERSON

Laura F. Fergerson

Chief Executive Officer –

Finance and Administration

Date February 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/LAURA F. FERGERSON

Laura F. Fergerson

Chief Executive Officer –

Finance and Administration

Date February 26, 2016

By /s/MARK H. OTANI

Mark H. Otani

Chief Financial Officer and

Chief Accounting Officer

Date February 26, 2016